UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04049

Deutsche DWS Income Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2020

ITEM 1.	REPORT TO STOCKHOLDERS

September 30, 2020

Annual Report

to Shareholders

DWS Short Duration Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
12	Portfolio Summary
13	Investment Portfolio
35	Statement of Assets and Liabilities
37	Statement of Operations
38	Statements of Changes in Net Assets
39	Financial Highlights

45	Notes to Financial Statements
62	Report of Independent Registered Public Accounting Firm
64	Information About Your Fund’s Expenses
65	Tax Information
66	Advisory Agreement Board Considerations and Fee Evaluation
71	Board Members and Officers
76	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Short Duration Fund

Letter to Shareholders

Dear Shareholder:

The economic recovery from the COVID-19 pandemic proceeds, but the pace is moderating.

The most dynamic part of the recovery — the bounce back from lockdown — is likely to be behind us. Now a more arduous phase is beginning, in which incremental improvements will most probably be smaller. Some repercussions of the pandemic might only become apparent now, such as bankruptcies among smaller companies. While setbacks can be expected, we believe the overall direction of the economy should remain upward — provided there is no second, large-scale lockdown.

Along with an unprecedented slump in economic activity, we have seen unprecedented rescue packages through monetary and fiscal policy. DWS’s CIO Office believes accommodative monetary policy and very low interest rates could be with us for much longer. With little upside potential for wages, weak demand and a drastic under-utilization of capacities, we still see very low inflation rates.

In the coming months, we expect limited market upside taking into consideration that risks that are already on the horizon could provoke markets corrections. Increased market volatility could be fueled by a variety of events: the potential escalation in the U.S.-Chinese technology dispute; setbacks in the fight against COVID-19; failure to reach an agreement on the U.S. stimulus package; or events in the aftermath of the November elections.

While companies and societies improve their coexistence with the virus, not all sectors will benefit equally. For this reason, we believe that active management, with its close monitoring of developments, is critical. We believe that the close interaction between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — positions us to make strategic and tactical decisions.

We appreciate your trust and welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the ‘Insights’ section of dws.com.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS Short Duration Fund	|	3

Portfolio Management Review	(Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.

Class A shares of DWS Short Duration Fund produced a total return of 3.50% for the 12 months ended September 30, 2020. The Fund’s benchmark, the Bloomberg Barclays 1-3 Year Government/Credit Index, produced a total return of 3.73% for the same period. The median Morningstar Short Term Bond universe peer returned 3.30%.

Management Process

Portfolio management uses a top-down and bottom-up approach, first focusing on sector allocations, then using relative value analysis to select the best securities within each sector. When selecting securities, portfolio management analyzes such factors as credit quality, interest rate sensitivity and spread relationships between individual bonds.

The fixed-income markets experienced extraordinary volatility over the 12-month period. At its October 30, 2019 meeting, the Federal Reserve (Fed) implemented a third consecutive quarter-point rate cut in its benchmark overnight lending rate, leaving the fed funds target range at 1.50% to 1.75%, while signaling conditions justified ending its mid-cycle downward adjustment in rates. Mid-December saw an easing in uncertainty with the announcement of a phase one U.S.-China trade deal and a resolution around Brexit with the U.K. general election.

After a benign opening to 2020, bond markets experienced an historic disruption entering March, as the emergence of the COVID-19 virus all but ground the global economy to a halt. As investors sought safe havens, U.S. Treasury yields began a march toward all-time lows. Market liquidity reached critically low levels. All spread sectors including money markets, sovereign debt, corporate bonds and securitized assets were impacted. As concerns escalated over the impact of the pandemic on the ability of

4	|	DWS Short Duration Fund

homeowners and businesses to service their debt, these sectors were subject to forced selling by leveraged investors and some mutual funds.

The response from policymakers globally was swift and dramatic. Leading the way was the Fed, which slashed fed funds to zero in mid-March, resurrected financial crisis-era lending facilities and launched a broad-based bond purchase program. On the fiscal side, in late March the U.S. Congress passed a $2.2 trillion stimulus package.

The extraordinary levels of policy support emboldened investors entering the second quarter of 2020. In addition, as the quarter progressed investors became increasingly hopeful that steps toward re-opening the economy would support something resembling a “V-shaped” recovery. The result was a rebound in risk sentiment that allowed credit-sensitive areas of the bond market to recover much of their lost ground over April and May.

“The extraordinary levels of policy support emboldened investors entering the second quarter of 2020.”

The remaining months of the fiscal period saw some periods of market volatility as markets balanced headlines around rising COVID-19 cases in a number of states against progress toward developing one or more vaccines. In addition, stalled efforts in Congress to pass a second stimulus bill and the potential for a litigated outcome to November’s presidential election had investors on edge late in the period.

Positive and Negative Contributors to Performance

The Fund emphasizes maintaining yield through diversified holdings, downside risk management and exposure to a wide variety of fixed income sectors (diversification does not guarantee protection against loss).

A downward shift in interest rates over the last year was the most significant contributor to the Fund’s positive total return. The Fed lowered short term rates three times on the way to a lower bound of zero and the U.S. two-year Treasury note yield declined close to 1.50%, creating capital appreciation for the portfolio. Relative to the benchmark, the Fund added modest incremental return from yield curve and duration positioning.

The Fund’s allocation to investment-grade corporate bonds led positive sector contributions. Most notably, return was boosted as we

DWS Short Duration Fund	|	5

opportunistically added to positions in technology and cyclical names which benefited from the reopening of the economy and recovery risk sentiment seen in the second quarter of 2020.

Positioning with respect to securitized assets further supported relative return, with positive contributions led by commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS). Positioning in collateralized loan obligations (CLOs) and collateralized mortgage obligations (CMOs) proved additive as well.

The Fund’s modest exposure to emerging market debt and high yield corporates had a neutral impact on incremental performance. The Fund is permitted to hold up to 10% of its assets in below investment grade securities.

The Fund used interest rate derivatives, including U.S. Treasury futures, as part of implementing the Fund’s overall duration stance and positioning along the yield curve, as well as to hedge against some interest rate risks. The Fund utilized indexed exposure to credit default swaps, benefiting performance during the sell-off in risk assets seen in the first quarter of 2020.

Outlook and Positioning

The strategy continues to focus on seeking capital preservation and enhanced yield from a highly varied set of non-U.S. Treasury sectors and issuers.

As of September 30, 2020 the bulk of the portfolio was allocated as follows: 40.4% to securitized assets including ABS, CMBS, CLOs and CMOs, 37.3% to investment-grade corporate bonds, 8.9% to emerging markets, 6.0% to U.S. high-yield corporate bonds, 4.8% to U.S. Treasuries and cash, and 2.6% to government-related bonds. The portfolio continues to hold approximately 25% of its assets in floating rate securities. Portfolio duration at the end of the quarter was 1.62 years versus a benchmark duration of 1.92 years.

We remain constructive on spread sectors overall, most notably high quality securitized assets given attractive risk adjusted yields and the Fed’s overall support of the market. However, we are proceeding with caution given the recent yield and spread rally, risk to market sentiment from any resurgence in COVID-19 and U.S. political uncertainty.

6	|	DWS Short Duration Fund

Portfolio Management Team

Gary Russell, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2006.

–	Joined DWS in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

–	Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

–	Co-Head of US Credit — Head of US High Yield Bonds and Loans: New York.

–	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Rick Smith, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2016.

–

Joined DWS in 2004 with 21 years of industry experience. Prior to joining, he served 11 years as a Fixed Income Investment Grade Portfolio Manager at MFS Investments. Previously, he worked as a Research Analyst at Salomon Brothers.

–	Senior Portfolio Manager: New York.

–	BA in Economics, Vassar College; MBA in Finance, Vanderbilt University.

Thomas J. Sweeney, CFA, Director

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–

Joined DWS in 2005 with 4 years of industry experience. Prior to his current role, he served as a structured trader. Previously, he worked in the Technology division. Before joining, he developed portfolio analytics systems at Merrill Lynch as a part of their Private Investors Technology Group.

–	Portfolio Manager / Structured Finance Sector Head: New York

–	BS in Computer Science, Rutgers College.

Jeff Morton, CFA, Vice President

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–

Joined DWS in 2011 with 13 years of industry experience. Prior to joining, he served as a Portfolio Manager at Fischer Francis Trees and Watts. Previously, he worked as a Vice President at Credit Suisse and at Blackrock.

–	Fixed Income Portfolio Manager: New York.

–	BS in Major Industrial Management and Economics, Carnegie Mellon University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

DWS Short Duration Fund	|	7

Terms to Know

The Bloomberg Barclays 1–3 Year Government/Credit Index is an unmanaged index consisting of all U.S. government agency and Treasury securities, as well as all investment-grade corporate debt securities with maturities of one to three years. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The Morningstar Short-Term Bond peer group is composed of funds that invest primarily in corporate and other investment-grade U.S. fixed-income issues and typically have durations of 1.0 to 3.5 years.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Mortgage-backed securities (MBS) are bonds that are secured by mortgage debt.

Asset-backed securities (ABS) are bonds backed by receivables from consumer debt such as credit cards, home equity loans and auto loans.

Collateralized-mortgage obligations (CMOs) are securities structured to provide investors with the right to receive specified cash flows from principal and interest payments on underlying mortgage pools.

Commercial mortgage-backed securities (CMBS) are secured by loans on commercial properties.

Collateralized loan obligations (CLOs) are securities structured to provide investors with the right to receive specified cash flows from principal and interest on underlying pools of business loans.

Credit spreads represent the incremental yield provided by lower quality securities.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Forwards are contractual agreements to buy or sell a particular commodity or financial instrument at a pre-determined price in the future.

Derivatives are contracts whose values can be based on a variety of instruments including indices, currencies or securities. They can be utilized for a variety of reasons including for hedging purposes; for risk management; for non-hedging purposes to seek to enhance potential gains; or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

8	|	DWS Short Duration Fund

Performance Summary	September 30, 2020 (Unaudited)

Class A	1-Year	5-Year	10-Year

Average Annual Total Returns as of 9/30/20
Unadjusted for Sales Charge	3.50%	2.51%	1.87%
Adjusted for the Maximum Sales Charge (max 2.25% load)	1.17%	2.04%	1.64%
Bloomberg Barclays 1–3 Year Government/Credit Index†	3.73%	2.09%	1.57%

Class T	1-Year	5-Year	10-Year

Average Annual Total Returns as of 9/30/20
Unadjusted for Sales Charge	3.50%	2.48%	1.86%
Adjusted for the Maximum Sales Charge (max 2.50% load)	0.91%	1.97%	1.60%
Bloomberg Barclays 1–3 Year Government/Credit Index†	3.73%	2.09%	1.57%

Class C	1-Year	5-Year	10-Year

Average Annual Total Returns as of 9/30/20
Unadjusted for Sales Charge	2.72%	1.74%	1.11%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	2.72%	1.74%	1.11%
Bloomberg Barclays 1–3 Year Government/Credit Index†	3.73%	2.09%	1.57%

Class R6	1-Year	5-Year	Life of Class*

Average Annual Total Returns as of 9/30/20
No Sales Charges	3.76%	2.74%	2.18%
Bloomberg Barclays 1–3 Year Government/Credit Index†	3.73%	2.09%	1.91%

Class S	1-Year	5-Year	10-Year

Average Annual Total Returns as of 9/30/20
No Sales Charges	3.75%	2.74%	2.12%
Bloomberg Barclays 1–3 Year Government/Credit Index†	3.73%	2.09%	1.57%

Institutional Class	1-Year	5-Year	10-Year

Average Annual Total Returns as of 9/30/20
No Sales Charges	3.64%	2.74%	2.13%
Bloomberg Barclays 1–3 Year Government/Credit Index†	3.73%	2.09%	1.57%

DWS Short Duration Fund	|	9

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2020 are 0.87%, 0.88%, 1.63%, 0.53%, 0.68% and 0.61% for Class A, T, C, R6, S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class T shares for the period prior to its inception on June 5, 2017 are derived from the historical performance of Class S shares of DWS Short Duration Fund during such periods and have been adjusted to reflect the higher total annual operating expenses and applicable sales charges of Class T. Any difference in expenses will affect performance.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.25%. This results in a net initial investment of $9,775.

The growth of $10,000 is cumulative.

10	|	DWS Short Duration Fund

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Class R6 shares commenced operations on August 25, 2014.

†

Bloomberg Barclays 1–3 Year Government/Credit Index is an unmanaged index consisting of all U.S. government agency and Treasury securities, as well as all investment-grade corporate debt securities with maturities of one to three years.

	Class A	Class T	Class C	Class R6	Class S	Institutional Class

Net Asset Value
9/30/20	$8.78	$8.78	$8.77	$8.79	$8.80	$8.78
9/30/19	$8.69	$8.69	$8.68	$8.70	$8.71	$8.70

Distribution Information as of 9/30/20
Income Dividends, Twelve Months	$.21	$.21	$.14	$.23	$.23	$.23
September Income Dividend	$.0162	$.0162	$.0107	$.0182	$.0181	$.0181
SEC 30-day Yield‡‡	1.34%	1.39%	.64%	1.64%	1.63%	1.63%
Current Annualized Distribution Rate‡‡	2.25%	2.25%	1.49%	2.53%	2.51%	2.52%

‡‡

The SEC yield is net investment income per share earned over the month ended September 30, 2020, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 1.25%, 1.31%, 0.63%, 1.55% and 1.53% for Class A, Class T, Class C, Class S and Institutional Class shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on September 30, 2020. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.16%, 2.17%, 1.48%, 2.43% and 2.42% for Class A, Class T, Class C, Class S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

DWS Short Duration Fund	|	11

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	9/30/20	9/30/19
Corporate Bonds	49%	45%
Asset-Backed	23%	20%
Commercial Mortgage-Backed Securities	9%	7%
Government & Agency Obligations	6%	20%
Collateralized Mortgage Obligations	5%	6%
Cash Equivalents	4%	2%
Mortgage-Backed Securities Pass-Throughs	2%	0%
Exchange-Traded Funds	1%	—
Municipal Bonds and Notes	1%	—
Common Stocks	0%	0%
	100%	100%

Quality (Excluding Securities Lending Collateral and Cash Equivalents)	9/30/20	9/30/19
AAA	20%	34%
AA	17%	13%
A	20%	16%
BBB	34%	31%
BB	5%	3%
B	2%	2%
CCC	1%	0%
CC	0%	0%
C	0%	0%
D	0%	0%
Not Rated	1%	1%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or S&P Global Ratings (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Interest Rate Sensitivity	9/30/20	9/30/19
Effective Maturity	2.8 years	3.1 years
Effective Duration	1.6 years	2.2 years

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 13. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 76 for contact information.

12	|	DWS Short Duration Fund

Investment Portfolio	as of September 30, 2020

	Principal Amount ($)	Value ($)
Corporate Bonds 49.8%
Communication Services 3.1%

Altice Financing SA, 144A, 7.5%, 5/15/2026	2,250,000	2,381,692

Booking Holdings, Inc., 4.1%, 4/13/2025	2,000,000	2,250,442

Charter Communications Operating LLC, 4.908%, 7/23/2025	4,000,000	4,624,891

Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/2024	179,000	173,523

CSC Holdings LLC, 144A, 5.5%, 4/15/2027	500,000	526,300

Expedia Group, Inc.:

3.8%, 2/15/2028	800,000	807,874

144A, 7.0%, 5/1/2025	580,000	627,309

Kenbourne Invest SA, 144A, 6.875%, 11/26/2024	425,000	443,063

Oztel Holdings SPC Ltd., 144A, 5.625%, 10/24/2023	1,680,000	1,677,564

Sprint Spectrum Co., LLC, 144A, 3.36%, 3/20/2023	155,000	156,736

T-Mobile U.S.A., Inc., 144A, 3.5%, 4/15/2025	4,325,000	4,745,822

Tencent Holdings Ltd.:

144A, 3-month USD-LIBOR + 0.605%, 0.877%**, 1/19/2023	1,180,000	1,169,392

144A, 1.81%, 1/26/2026	3,000,000	3,059,305

144A, 3.28%, 4/11/2024	8,000,000	8,528,279

Tencent Music Entertainment Group, 1.375%, 9/3/2025	1,000,000	994,931

TripAdvisor, Inc., 144A, 7.0%, 7/15/2025	205,000	213,713

VEON Holdings BV, 144A, 3.95%, 6/16/2021	1,590,000	1,604,882

		33,985,718

Consumer Discretionary 6.3%

Clarios Global LP, 144A, 6.25%, 5/15/2026	1,565,000	1,640,981

D.R. Horton, Inc., 2.55%, 12/1/2020	2,070,000	2,076,999

Daimler Finance North America LLC, 144A, 3.4%, 2/22/2022	3,000,000	3,105,923

Ford Motor Credit Co. LLC:

2.343%, 11/2/2020	6,000,000	5,992,500

4.14%, 2/15/2023	6,000,000	6,037,320

General Motors Financial Co., Inc.:

3-month USD-LIBOR + 0.990%, 1.294%**, 1/5/2023	4,000,000	3,956,690

2.9%, 2/26/2025	4,000,000	4,122,280

Harley-Davidson Financial Services, Inc., 144A, 4.05%, 2/4/2022	4,500,000	4,650,560

Hasbro, Inc., 3.0%, 11/19/2024	5,383,000	5,713,396

Hyundai Capital America:

144A, 3-month USD-LIBOR + 0.940%, 1.217%**, 7/8/2021	5,000,000	5,003,613

144A, 1.25%, 9/18/2023	4,685,000	4,674,552

144A, 2.375%, 2/10/2023	2,089,000	2,144,653

Macy’s, Inc., 144A, 8.375%, 6/15/2025	70,000	72,375

The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	13

	Principal Amount ($)	Value ($)

Marriott International, Inc., 5.75%, 5/1/2025	1,385,000	1,545,688

Meritor, Inc., 144A, 6.25%, 6/1/2025	310,000	323,950

Nissan Motor Acceptance Corp.:

144A, 2.6%, 9/28/2022	4,000,000	4,040,253

144A, 3.65%, 9/21/2021	2,612,000	2,663,835

Picasso Finance Sub, Inc., 144A, 6.125%, 6/15/2025	805,000	867,098

Ralph Lauren Corp., 1.7%, 6/15/2022	2,375,000	2,417,742

Royal Caribbean Cruises Ltd., 2.65%, 11/28/2020	1,980,000	1,970,100

Vail Resorts, Inc., 144A, 6.25%, 5/15/2025	1,220,000	1,294,725

Volkswagen Group of America Finance LLC:

144A, 2.7%, 9/26/2022	3,230,000	3,348,377

144A, 2.9%, 5/13/2022	2,320,000	2,398,360

		70,061,970

Consumer Staples 0.8%

BAT Capital Corp., 2.764%, 8/15/2022	5,265,000	5,456,455

Constellation Brands, Inc., 3-month USD-LIBOR + 0.700%, 0.98%**, 11/15/2021	2,090,000	2,090,146

General Mills, Inc., 3-month USD-LIBOR + 0.540%, 0.811%**, 4/16/2021	821,000	822,485

		8,369,086

Energy 3.9%

Bharat Petroleum Corp. Ltd., REG S, 4.625%, 10/25/2022	2,920,000	3,054,554

Boardwalk Pipelines LP, 4.95%, 12/15/2024	500,000	548,972

Ecopetrol SA, 5.875%, 9/18/2023	1,500,000	1,650,000

Energy Transfer Operating LP:

3.6%, 2/1/2023	2,000,000	2,058,091

4.05%, 3/15/2025	750,000	788,311

4.25%, 3/15/2023	880,000	914,972

Energy Transfer Partners LP, 5.0%, 10/1/2022	2,826,000	2,974,168

Halliburton Co., 3.25%, 11/15/2021	4,450,000	4,541,775

Harvest Midstream I LP, 144A, 7.5%, 9/1/2028	850,000	845,750

Indian Oil Corp. Ltd., REG S, 5.75%, 8/1/2023	2,000,000	2,183,305

KazMunayGas National Co. JSC, 144A, 4.4%, 4/30/2023	1,500,000	1,597,749

MarkWest Energy Partners LP, 4.875%, 6/1/2025	2,500,000	2,829,605

MPLX LP:

3-month USD-LIBOR + 1.100%, 1.342%**, 9/9/2022	1,708,000	1,708,069

3.5%, 12/1/2022	3,330,000	3,490,083

ONGC Videsh Ltd., REG S, 3.75%, 5/7/2023	1,000,000	1,036,136

Pertamina Persero PT:

144A, 4.3%, 5/20/2023	1,500,000	1,606,292

144A, 4.875%, 5/3/2022	1,000,000	1,055,962

Petroleos Mexicanos, 3.5%, 1/30/2023 (a)	1,000,000	984,530

Petronas Capital Ltd.:

144A, 3.5%, 4/21/2030	500,000	558,789

144A, 7.875%, 5/22/2022	1,000,000	1,109,586

The accompanying notes are an integral part of the financial statements.

14	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)

Sinopec Group Overseas Development, Ltd., 144A, 2.15%, 5/13/2025	2,500,000	2,581,700

Sunoco LP, 4.875%, 1/15/2023	815,000	819,075

Tengizchevroil Finance Co. International Ltd., 144A, 2.625%, GTY: Tengizche, 8/15/2025	1,500,000	1,506,000

Western Midstream Operating LP, 3-month USD-LIBOR + 1.850%, 2.116%**, 1/13/2023	2,000,000	1,860,000

Williams Companies, Inc., 4.55%, 6/24/2024	1,300,000	1,440,633

		43,744,107

Financials 18.8%

AEGON Funding Co., LLC, 5.75%, 12/15/2020	4,500,000	4,543,722

AerCap Ireland Capital DAC:

3.95%, 2/1/2022	2,585,000	2,617,117

4.875%, 1/16/2024	1,410,000	1,460,409

Air Lease Corp., 3.75%, 6/1/2026	5,000,000	5,087,404

Aircastle Ltd.:

4.4%, 9/25/2023	2,534,000	2,506,759

5.5%, 2/15/2022	3,000,000	3,067,532

Ares Capital Corp., 3.625%, 1/19/2022	8,000,000	8,231,720

ASB Bank Ltd., 144A, 3.125%, 5/23/2024 (a)	6,860,000	7,389,232

Avolon Holdings Funding Ltd., 144A, 5.125%, 10/1/2023	670,000	668,380

Banco de Credito del Peru, 144A, 4.25%, 4/1/2023	1,000,000	1,067,500

Banco del Estado de Chile, 144A, 2.668%, 1/8/2021	1,045,000	1,047,613

Banco Santander Chile, 144A, 2.7%, 1/10/2025	2,000,000	2,108,250

Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander, 144A, 5.375%, 4/17/2025	1,350,000	1,502,550

Banco Santander SA:

3.125%, 2/23/2023	3,200,000	3,352,017

3.5%, 4/11/2022	750,000	777,957

Banco Votorantim SA, 144A, 4.375%, 7/29/2025	1,000,000	1,021,000

Bancolombia SA, 3.0%, 1/29/2025	3,104,000	3,109,028

Bank of America Corp.:

4.0%, 1/22/2025	750,000	835,500

4.2%, 8/26/2024	3,000,000	3,340,916

Barclays PLC, 4.61%, 2/15/2023	5,000,000	5,232,437

BBVA Bancomer SA, 144A, 1.875%, 9/18/2025	2,139,000	2,089,803

BBVA USA:

3-month USD-LIBOR + 0.730%, 0.98%**, 6/11/2021	6,000,000	6,018,574

3.5%, 6/11/2021	1,627,000	1,656,496

BNP Paribas SA, 144A, 6.75%, Perpetual (b)	250,000	257,813

BOC Aviation Ltd., 144A, 3.25%, 4/29/2025	1,500,000	1,566,810

BPCE SA:

144A, 3.0%, 5/22/2022	1,500,000	1,551,797

144A, 4.875%, 4/1/2026	500,000	569,423

Canadian Imperial Bank of Commerce, 0.95%, 6/23/2023	4,800,000	4,843,152

The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	15

	Principal Amount ($)	Value ($)

Capital One Financial Corp., 3.9%, 1/29/2024	10,000,000	10,884,807

CBQ Finance Ltd., REG S, 5.0%, 5/24/2023	2,000,000	2,164,004

Citigroup, Inc., 5.5%, 9/13/2025	750,000	889,013

Citizens Financial Group, Inc., 144A, 4.15%, 9/28/2022	5,095,000	5,384,528

Country Garden Holdings Co., Ltd., REG S, 4.75%, 7/25/2022	1,000,000	1,021,245

Credicorp Ltd., 144A, 2.75%, 6/17/2025	1,000,000	1,014,500

Credit Agricole SA, 144A, 3.375%, 1/10/2022	8,000,000	8,262,526

Credit Suisse Group AG, 144A, 2.593%, 9/11/2025	1,180,000	1,232,211

Danske Bank AS, 144A, 3.001%, 9/20/2022	2,692,000	2,743,094

Discover Bank:

3.35%, 2/6/2023	2,190,000	2,316,191

4.682%, 8/9/2028	2,500,000	2,620,850

Discover Financial Services, 3.95%, 11/6/2024	1,100,000	1,210,440

Equitable Holdings, Inc., 3.9%, 4/20/2023	6,010,000	6,461,501

Fifth Third BanCorp., 1.625%, 5/5/2023	2,320,000	2,382,188

Genworth Mortgage Holdings, Inc., 144A, 6.5%, 8/15/2025	240,000	250,728

Global Bank Corp., 144A, 4.5%, 10/20/2021	2,875,000	2,939,687

HSBC Holdings PLC:

1.645%, 4/18/2026	2,020,000	2,012,263

6.0%, (b)	500,000	512,500

ING Groep NV, 3.15%, 3/29/2022	1,580,000	1,639,399

Intesa Sanpaolo SpA, 144A, 3.125%, 7/14/2022	2,955,000	3,039,177

Jefferies Financial Group, Inc., 5.5%, 10/18/2023	4,000,000	4,401,899

Kookmin Bank, 144A, 1.75%, 5/4/2025	800,000	825,641

Lloyds Banking Group PLC:

1.326%, 6/15/2023	3,500,000	3,520,714

2.438%, 2/5/2026	2,880,000	2,984,460

Macquarie Group Ltd., 144A, 6.25%, 1/14/2021	2,000,000	2,032,448

Mizuho Financial Group, Inc., 1.241%, 7/10/2024	4,351,000	4,385,160

Morgan Stanley, SOFR + 0.700%, 0.785%**, 1/20/2023	4,000,000	4,008,120

National Australia Bank Ltd., 2.5%, 1/12/2021	2,000,000	2,011,240

Nationwide Building Society, 144A, 3.622%, 4/26/2023	1,540,000	1,600,082

Nationwide Financial Services, Inc., 144A, 5.375%, 3/25/2021	2,170,000	2,218,093

Natwest Group PLC, 3.498%, 5/15/2023	750,000	776,777

NatWest Markets PLC, 144A, 3-month USD-LIBOR + 1.400%, 1.618%**, 9/29/2022	5,000,000	5,039,922

Nielsen Finance LLC, 144A, 5.625%, 10/1/2028	1,235,000	1,277,360

Nomura Holdings, Inc., 2.648%, 1/16/2025	2,495,000	2,627,460

OneMain Finance Corp., 8.875%, 6/1/2025	690,000	764,175

Park Aerospace Holdings Ltd.:

144A, 4.5%, 3/15/2023	1,750,000	1,734,161

144A, 5.25%, 8/15/2022	450,000	451,820

REC Ltd., 144A, 4.75%, 5/19/2023 (a)	1,423,000	1,497,529

Santander Holdings U.S.A., Inc., 3.4%, 1/18/2023	6,150,000	6,438,798

The accompanying notes are an integral part of the financial statements.

16	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)

Societe Generale SA, 144A, 2.625%, 1/22/2025	3,705,000	3,823,316

Standard Chartered PLC:

144A, 2.744%, 9/10/2022	4,000,000	4,063,185

144A, 4.247%, 1/20/2023	4,660,000	4,834,726

Synchrony Bank, 3.0%, 6/15/2022	5,300,000	5,469,515

Synchrony Financial, 4.375%, 3/19/2024	180,000	194,768

The Goldman Sachs Group, Inc., 2.905%, 7/24/2023	750,000	777,984

Turkiye Sinai Kalkinma Bankasi AS, 144A, 6.0%, 1/23/2025	500,000	464,494

Wells Fargo & Co., 1.654%, 6/2/2024	3,000,000	3,055,946

		207,781,556

Health Care 1.3%

AbbVie, Inc., 144A, 2.3%, 11/21/2022	3,080,000	3,186,960

Anthem, Inc., 2.375%, 1/15/2025	1,400,000	1,488,862

Bausch Health Companies, Inc., 144A, 7.0%, 3/15/2024	1,800,000	1,863,000

Bayer U.S. Finance II LLC, 144A, 3-month USD-LIBOR + 0.630%, 0.855%**, 6/25/2021	3,435,000	3,441,837

CVS Pass-Through Trust, 6.036%, 12/10/2028	1,057,615	1,202,424

HCA, Inc., 5.25%, 6/15/2026	1,000,000	1,166,688

Mylan NV, 3.15%, 6/15/2021	2,500,000	2,540,277

		14,890,048

Industrials 3.7%

Adani Ports & Special Economic Zone Ltd., 144A, 3.95%, 1/19/2022	1,000,000	1,020,046

Boeing Co.:

4.875%, 5/1/2025	4,365,000	4,749,667

5.04%, 5/1/2027	5,000,000	5,504,552

Bombardier, Inc., 144A, 6.0%, 10/15/2022	2,000,000	1,855,000

Cemex SAB de CV, 144A, 7.375%, 6/5/2027	500,000	540,255

CNH Industrial Capital LLC, 3.875%, 10/15/2021	2,185,000	2,244,457

Colfax Corp., 144A, 6.0%, 2/15/2024	635,000	658,019

DAE Funding LLC, 144A, 5.25%, 11/15/2021	2,000,000	2,020,000

Delta Air Lines, Inc.:

2.9%, 10/28/2024	3,000,000	2,675,242

3.4%, 4/19/2021	1,818,000	1,810,725

144A, 4.5%, 10/20/2025	520,000	533,963

Empresa de Transporte de Pasajeros Metro SA, 144A, 3.65%, 5/7/2030	796,000	881,570

Hillenbrand, Inc., 5.75%, 6/15/2025	1,120,000	1,194,200

Howmet Aerospace, Inc., 6.875%, 5/1/2025	1,870,000	2,066,350

Prime Security Services Borrower LLC, 144A, 5.25%, 4/15/2024	1,540,000	1,613,150

Ryder System, Inc.:

2.875%, 6/1/2022	1,350,000	1,398,815

3.5%, 6/1/2021	1,910,000	1,949,101

The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	17

	Principal Amount ($)	Value ($)

Southwest Airlines Co., 4.75%, 5/4/2023	2,300,000	2,458,264

Spirit AeroSystems, Inc., 3-month USD-LIBOR + 0.800%, 1.05%**, 6/15/2021	2,927,000	2,768,827

Spirit Loyalty Cayman Ltd., 144A, 8.0%, 9/20/2025	225,000	238,392

Transnet SOC Ltd., 144A, 4.0%, 7/26/2022	2,500,000	2,473,525

WESCO Distribution, Inc., 144A, 7.125%, 6/15/2025	375,000	408,487

		41,062,607

Information Technology 3.8%

Broadcom, Inc.:

4.11%, 9/15/2028	5,261,000	5,933,088

4.7%, 4/15/2025	680,000	772,693

CDW LLC, 4.125%, 5/1/2025	560,000	578,200

Change Healthcare Holdings LLC, 144A, 5.75%, 3/1/2025	390,000	395,577

Dell International LLC:

144A, 4.42%, 6/15/2021	447,000	457,564

144A, 5.45%, 6/15/2023	7,200,000	7,893,544

DXC Technology Co., 4.0%, 4/15/2023	8,000,000	8,424,339

HP, Inc., 2.2%, 6/17/2025	4,190,000	4,389,120

Microchip Technology, Inc.:

144A, 2.67%, 9/1/2023	1,250,000	1,293,791

144A, 4.25%, 9/1/2025	170,000	176,385

NXP BV:

144A, 2.7%, 5/1/2025	190,000	201,279

144A, 4.625%, 6/1/2023	4,000,000	4,374,592

Oracle Corp., 2.5%, 4/1/2025	2,040,000	2,186,064

Seagate HDD Cayman, 4.875%, 3/1/2024	1,800,000	1,960,951

Xerox Holdings Corp., 144A, 5.0%, 8/15/2025	3,490,000	3,449,062

		42,486,249

Materials 3.8%

Bluestar Finance Holdings Ltd., REG S, 3.375%, 7/16/2024	2,000,000	2,083,980

Celanese U.S. Holdings LLC, 3.5%, 5/8/2024	720,000	774,950

CF Industries, Inc., 144A, 3.4%, 12/1/2021	268,000	274,901

Chemours Co., 6.625%, 5/15/2023	1,552,000	1,570,616

CNAC HK Finbridge Co., Ltd., REG S, 3.5%, 7/19/2022	2,000,000	2,051,474

Constellium SE, 144A, 5.75%, 5/15/2024	2,000,000	2,035,000

Corp. Nacional del Cobre de Chile, 144A, 3.75%, 1/15/2031	890,000	989,280

DuPont de Nemours, Inc.:

2.169%, 5/1/2023	6,180,000	6,243,743

3.766%, 11/15/2020	4,000,000	4,016,415

First Quantum Minerals Ltd., 144A, 7.25%, 4/1/2023	486,000	485,393

Glencore Funding LLC:

144A, 1.625%, 9/1/2025	1,730,000	1,715,485

144A, 4.125%, 3/12/2024	3,480,000	3,770,894

The accompanying notes are an integral part of the financial statements.

18	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)

Gold Fields Orogen Holdings BVI Ltd., 144A, 4.875%, 10/7/2020	3,000,000	2,993,160

Hudbay Minerals, Inc., 144A, 7.25%, 1/15/2023	300,000	305,640

Indonesia Asahan Aluminium Persero PT, 144A, 4.75%, 5/15/2025	1,500,000	1,650,000

MEGlobal Canada ULC, 144A, 5.0%, 5/18/2025	2,419,000	2,606,990

NOVA Chemicals Corp., 144A, 4.875%, 6/1/2024	1,260,000	1,250,959

Nucor Corp., 2.0%, 6/1/2025	630,000	657,568

Oci NV, 4.625%, 10/1/2020 (c)	2,500,000	2,500,000

The Mosaic Co., 3.25%, 11/15/2022	2,515,000	2,625,808

Tronox, Inc., 144A, 6.5%, 5/1/2025	1,500,000	1,563,750

		42,166,006

Real Estate 1.7%

Equinix, Inc., (REIT), 1.25%, 7/15/2025	517,000	520,542

iStar, Inc.:

(REIT), 4.25%, 8/1/2025	450,000	419,904

(REIT), 4.75%, 10/1/2024	890,000	861,075

MGM Growth Properties Operating Partnership LP, 144A, (REIT), 4.625%, 6/15/2025	462,000	471,240

Office Properties Income Trust, (REIT), 4.15%, 2/1/2022	5,000,000	5,038,053

Realogy Group LLC, 144A, 7.625%, 6/15/2025	800,000	838,000

Shimao Group Holdings Ltd., REG S, (REIT), 4.75%, 7/3/2022	2,580,000	2,645,081

Ventas Realty LP:

(REIT), 3.1%, 1/15/2023	3,827,000	3,979,225

(REIT), 3.5%, 4/15/2024	2,100,000	2,244,636

VICI Properties LP, 144A, (REIT), 3.5%, 2/15/2025	2,140,000	2,118,611

		19,136,367

Utilities 2.6%

CenterPoint Energy, Inc., 3.6%, 11/1/2021	1,270,000	1,311,812

Comision Federal de Electricidad, 144A, 4.875%, 5/26/2021	2,500,000	2,553,125

Dominion Energy, Inc., 3.071%, 8/15/2024	2,106,000	2,266,888

DTE Energy Co., Series B, 2.6%, 6/15/2022	2,330,000	2,403,708

Evergy, Inc., 2.45%, 9/15/2024	1,818,000	1,924,513

Exelon Corp., 2.45%, 4/15/2021	2,215,000	2,234,176

Korea East-West Power Co., Ltd.:

144A, 1.75%, 5/6/2025	940,000	971,285

144A, 2.625%, 6/19/2022 (a)	2,665,000	2,752,481

NextEra Energy Operating Partners LP, 144A, 4.25%, 7/15/2024	855,000	891,508

Pacific Gas and Electric Co., 1.75%, 6/16/2022	9,000,000	9,010,814

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 144A, 5.5%, 11/22/2021	1,023,000	1,071,337

The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	19

	Principal Amount ($)	Value ($)

Southern California Edison Co., 3.7%, 8/1/2025	800,000	886,775

		28,278,422
Total Corporate Bonds (Cost $535,330,217)		551,962,136

Mortgage-Backed Securities Pass-Throughs 2.9%

Federal National Mortgage Association:

2.0%, 10/1/2035 (c)	30,000,000	31,165,831

3.0%, with various maturities from 5/1/2027 until 6/1/2027	215,896	227,650

12-month USD-LIBOR + 1.770%, 3.317%**, 9/1/2038	18,773	19,357

4.5%, 4/1/2023	8,307	8,559

Government National Mortgage Association:

6.0%, with various maturities from 1/15/2022 until 1/15/2039	123,117	132,990

7.0%, 6/20/2038	3,003	3,624

Total Mortgage-Backed Securities Pass-Throughs (Cost $31,592,456)		31,558,011

Asset-Backed 23.2%
Automobile Receivables 7.7%

AmeriCredit Automobile Receivables Trust:

“C”, Series 2020-2, 1.48%, 2/18/2026	1,110,000	1,124,763

“C”, Series 2019-2, 2.74%, 4/18/2025	1,840,000	1,919,606

“D”, Series 2017-1, 3.13%, 1/18/2023	3,420,000	3,509,788

Avis Budget Rental Car Funding AESOP LLC:

“B”, Series 2020-2A, 144A, 2.96%, 2/20/2027	1,000,000	1,015,146

“B”, Series 2015-2A, 144A, 3.42%, 12/20/2021	200,000	200,428

Canadian Pacer Auto Receivables Trust:

“C”, Series 2020-1A, 144A, 2.49%, 5/19/2026	1,125,000	1,131,979

“B”, Series 2018-2A, 144A, 3.63%, 1/19/2024	1,000,000	1,039,119

CarMax Auto Owner Trust, “C”, Series 2020-3, 1.69%, 4/15/2026	750,000	761,427

Chase Auto Credit Linked Notes, “E”, Series 2020-1, 144A, 3.715%, 1/25/2028	2,150,000	2,159,099

CPS Auto Receivables Trust:

“B”, Series 2020-B, 144A, 2.11%, 4/15/2026	2,341,000	2,376,142

“B”, Series 2019-C, 144A, 2.63%, 8/15/2023	1,000,000	1,011,728

“C”, Series 2018-A, 144A, 3.05%, 12/15/2023	2,192,173	2,207,439

“B”, Series 2019-B, 144A, 3.09%, 4/17/2023	1,750,000	1,767,337

“D”, Series 2017-D, 144A, 3.73%, 9/15/2023	2,300,000	2,341,552

“C”, Series 2018-D, 144A, 3.83%, 9/15/2023	3,000,000	3,060,468

“C”, Series 2015-B, 144A, 4.2%, 5/17/2021	179,247	179,548

CPS Auto Trust, “D”, Series 2016-D, 144A, 4.53%, 1/17/2023	344,433	348,063

The accompanying notes are an integral part of the financial statements.

20	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)

Flagship Credit Auto Trust:

“C”, Series 2020-3, 144A, 1.73%, 9/15/2026	2,150,000	2,192,137

“C”, Series 2020-1, 144A, 2.24%, 1/15/2026	2,235,000	2,285,208

“B”, Series 2020-2, 144A, 2.61%, 4/15/2026	2,500,000	2,578,771

“C”, Series 2019-4, 144A, 2.77%, 12/15/2025	3,670,000	3,805,899

“D”, Series 2017-1, 144A, 3.22%, 5/15/2023	229,576	230,669

“C”, Series 2020-2, 144A, 3.8%, 4/15/2026	500,000	531,271

“D”, Series 2016-4, 144A, 3.89%, 11/15/2022	1,000,000	1,020,525

“C”, Series 2016-1, 144A, 6.22%, 6/15/2022	2,767,794	2,800,542

“E”, Series 2016-3, 144A, 6.25%, 10/15/2023	980,000	1,005,815

“D”, Series 2015-3, 144A, 7.12%, 11/15/2022	3,000,000	3,007,516

Ford Credit Floorplan Master Owner Trust:

“A”, Series 2019-1, 2.84%, 3/15/2024	2,051,000	2,120,543

“A1”, Series 2018-3, 3.52%, 10/15/2023	520,000	536,777

Foursight Capital Automobile Receivables Trust:

“C”, Series 2020-1, 144A, 2.41%, 8/15/2025	2,500,000	2,508,343

“A3”, Series 2019-1, 144A, 2.67%, 3/15/2024	2,500,000	2,549,124

“B”, Series 2018-2, 144A, 3.8%, 11/15/2023	1,140,000	1,175,595

GMF Floorplan Owner Revolving Trust:

“C”, Series 2019-1, 144A, 3.06%, 4/15/2024	460,000	471,758

“A1”, Series 2018-4, 144A, 3.5%, 9/15/2023	319,000	328,673

Hertz Vehicle Financing II LP:

“A”, Series 2016-2A, 144A, 2.95%, 3/25/2022	1,535,041	1,541,719

“A”, Series 2017-2A, 144A, 3.29%, 10/25/2023	1,561,634	1,566,531

“A”, Series 2019-1A, 144A, 3.71%, 3/25/2023	1,466,083	1,468,470

“C”, Series 2018-1A, 144A, 4.39%, 2/25/2024	1,500,000	1,472,341

Nissan Master Owner Trust Receivables, “A”, Series 2017-C, 1-month USD-LIBOR + 0.320%, 0.472%**, 10/17/2022	3,030,000	3,030,413

Santander Consumer Auto Receivables Trust, “B”, Series 2020-AA, 144A, 2.26%, 12/15/2025	1,000,000	1,037,120

Santander Drive Auto Receivables Trust:

“C”, Series 2020-3, 1.12%, 1/15/2026	2,000,000	2,002,066

“C”, Series 2020-2, 1.46%, 9/15/2025	1,750,000	1,771,446

“C” Series 2019-3, 2.49%, 10/15/2025	4,300,000	4,390,885

“C”, Series 2019-1, 3.42%, 4/15/2025	250,000	256,247

“C”, Series 2018-5, 3.81%, 12/16/2024	2,500,000	2,538,752

Tesla Auto Lease Trust:

“C”, Series 2020-A, 144A, 1.68%, 2/20/2024	1,000,000	1,010,127

“B”, Series 2019-A, 144A, 2.41%, 12/20/2022	3,000,000	3,081,264

United Auto Credit Securitization Trust, “B”, Series 2020-1, 144A, 1.47%, 11/10/2022	2,000,000	2,010,810

World Omni Select Auto Trust:

“C”, Series 2019-A, 2.38%, 12/15/2025	1,500,000	1,547,585

“B”, Series 2018-1A, 144A, 3.68%, 7/15/2023	1,000,000	1,018,506

		85,047,080

The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	21

	Principal Amount ($)	Value ($)
Credit Card Receivables 2.3%

Evergreen Credit Card Trust:

“C”, Series 2019-2, 144A, 2.62%, 9/15/2024	900,000	921,466

“B”, Series 2019-1, 144A, 3.59%, 1/15/2023	4,000,000	4,031,537

“C”, Series 2019-1, 144A, 3.98%, 1/15/2023	3,000,000	3,024,559

Fair Square Issuance Trust, “A”, Series 2020-AA, 144A, 2.9%, 9/20/2024	2,540,000	2,540,363

First National Master Note Trust, “A”, Series 2018-1, 1-month USD-LIBOR + 0.460%, 0.612%**, 10/15/2024	750,000	749,377

Synchrony Credit Card Master Note Trust:

“A”, Series 2016-2A, 2.21%, 5/15/2024	2,000,000	2,022,477

“C”, Series 2016-2, 2.95%, 5/15/2024	400,000	405,133

“C”, Series 2017-2, 3.01%, 10/15/2025	2,352,000	2,394,123

World Financial Network Credit Card Master Trust:

“M”, Series 2016-A, 2.33%, 4/15/2025	5,000,000	5,034,737

“A”, Series 2019-B, 2.49%, 4/15/2026	2,000,000	2,061,657

“A”, Series 2019-A, 3.14%, 12/15/2025	2,500,000	2,582,606

		25,768,035

Home Equity Loans 0.2%

NovaStar Mortgage Funding Trust, “M3”, Series 2004-3, 1-month USD-LIBOR + 1.050%, 1.198%**, 12/25/2034	395,501	372,590

People’s Choice Home Loan Securities Trust, “A3”, Series 2004-1, 1-month USD-LIBOR + 1.040%, 1.188%**, 6/25/2034	1,508,945	1,427,655

Renaissance Home Equity Loan Trust:

“AF1”, Series 2006-4, 5.545%, 1/25/2037	57,490	29,715

“AF1”, Series 2007-2, 5.893%, 6/25/2037	340,249	129,982

Southern Pacific Secured Asset Corp., “A8”, Series 1998-2, 6.37%, 7/25/2029	658	686

		1,960,628

Miscellaneous 12.5%

Apidos CLO XXIV, “A1BR”, Series 2016-24A,144A, 3-month USD-LIBOR + 1.450%, 1.722%**, 10/20/2030	3,400,000	3,351,009

Apidos CLO XXXII, “A2”, Series 2019-32A, 144A, 3-month USD-LIBOR + 1.650%, 1.922%**, 1/20/2033	2,500,000	2,501,622

Applebee’s Funding LLC, “A2I”, Series 2019-1A, 144A, 4.194%, 6/7/2049	2,800,000	2,594,396

Ares XXIX CLO Ltd., “A2R”, Series 2014-1A, 144A, 3-month USD-LIBOR + 1.600%, 1.873%**, 4/17/2026	10,000,000	10,000,270

Atrium XIII, “A2”, Series 13A, 144A, 3-month USD-LIBOR + 1.250%, 1.506%**, 11/21/2030	2,250,000	2,211,250

Atrium XIV LLC, “B”, Series 14A, 144A, 3-month USD-LIBOR + 1.700%, 1.971%**, 8/23/2030	4,250,000	4,187,967

The accompanying notes are an integral part of the financial statements.

22	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)

Babson CLO Ltd.:

“BR”, Series 2015-IA, 144A, 3-month USD-LIBOR + 1.400%, 1.672%**, 1/20/2031	2,000,000	1,952,884

“A2R”, Series 2016-1A, 144A, 3-month USD-LIBOR + 1.450%, 1.706%**, 7/23/2030	1,500,000	1,471,715

“BR”, Series 2014-IA, 144A, 3-month USD-LIBOR + 2.200%, 2.472%**, 7/20/2025	500,000	500,008

Battalion CLO XV Ltd., “B”, Series 2020-15A, 144A, 3-month USD-LIBOR + 1.700%, 1.973%**, 1/17/2033	5,000,000	4,985,450

Carlyle Global Market Strategies CLO Ltd., “BR2”, Series 2014-1A, 144A, 3-month USD-LIBOR + 1.400%, 1.673%**, 4/17/2031	4,000,000	3,868,204

CF Hippolyta LLC, “B1”, Series 2020-1, 144A, 2.28%, 7/15/2060	2,666,667	2,713,246

Countrywide Home Equity Loan Trust, “2A”, Series 2006-I, 1-month USD-LIBOR + 0.140%, 0.292%**, 1/15/2037	1,275,090	1,214,517

Credit-Based Asset Servicing and Securitization LLC, “AF2”, Series 2006-CB2, 3.196%, 12/25/2036	2,174,130	2,137,177

DB Master Finance LLC, “A2I”, Series 2019-1A, 144A, 3.787%, 5/20/2049	1,574,100	1,622,409

Dell Equipment Finance Trust:

“B1”, Series 2020-1, 144A, 1.37%, 1/22/2024	1,500,000	1,499,756

“C”, Series 2019-2, 144A, 2.18%, 10/22/2024	1,500,000	1,524,557

“D”, Series 2019-1, 144A, 3.45%, 3/24/2025	1,600,000	1,643,465

“C”, Series 2018-1,144A, 3.53%, 6/22/2023	1,000,000	1,016,657

“C”, Series 2018-2, 144A, 3.72%, 10/22/2023	2,000,000	2,052,302

Domino’s Pizza Master Issuer LLC:

“A2II”, Series 2017-1A, 144A, 3.082%, 7/25/2047	11,028,150	11,050,647

“A2”, Series 2019-1A, 144A, 3.668%, 10/25/2049	1,985,000	2,109,916

Dryden 49 Senior Loan Fund, “B”, Series 2017-49A, 144A, 3-month USD-LIBOR + 1.700%, 1.972%**, 7/18/2030	570,000	567,100

Dryden XXVIII Senior Loan Fund, “B”, Series 2013-28A, 144A, 3-month USD-LIBOR + 1.650%, 1.93%**, 8/15/2030	2,000,000	1,988,904

Flatiron CLO Ltd., “B”, Series 2018-1A, 144A, 3-month USD-LIBOR + 1.350%, 1.623%**, 4/17/2031	2,500,000	2,448,642

Galaxy XV CLO Ltd., “AR”, Series 2013-15A, 144A, 3-month USD-LIBOR + 1.200%, 1.475%**, 10/15/2030	1,565,000	1,551,300

Hilton Grand Vacations Trust:

“A”, Series 2019-AA, 144A, 2.34%, 7/25/2033	792,783	811,288

“B”, Series 2017-AA, 144A, 2.96%, 12/26/2028	607,012	610,519

HPEFS Equipment Trust:

“C”, Series 2020-2A, 144A, 2.0%, 7/22/2030	1,610,000	1,628,621

“C”, Series 2019-1A, 144A, 2.49%, 9/20/2029	860,000	878,863

LCM LP, “BR2”, Series 16A, 144A, 3-month USD-LIBOR + 1.750%, 2.025%**, 10/15/2031	2,120,000	2,086,710

The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	23

	Principal Amount ($)	Value ($)

MVW LLC:

“A”, Series 2020-1A, 144A, 1.74%, 10/20/2037	483,963	489,210

“B”, Series 2019-2A, 144A, 2.44%, 10/20/2038	1,352,037	1,361,070

“B”, Series 2020-1A, 144A, 2.73%, 10/20/2037	483,963	495,965

MVW Owner Trust, “A”, Series 2019-1A, 144A, 2.89%, 11/20/2036	2,825,668	2,905,281

Neuberger Berman CLO XVII Ltd., “A2R2”, Series 2014-18A, 144A, 3-month USD-LIBOR + 1.700%, 1.971%**, 10/21/2030	1,800,000	1,782,187

Neuberger Berman Loan Advisers CLO Ltd.:

“A2”, Series 2018-29A, 144A, 3-month USD-LIBOR + 1.400%, 1.672%**, 10/19/2031	2,000,000	1,977,290

“B”, Series 2018-27A, 144A, 3-month USD-LIBOR + 1.400%, 1.675%**, 1/15/2030	6,000,000	5,906,178

NRZ Excess Spread-Collateralized Notes:

“B”, Series 2018-PLS1, 144A, 3.588%, 1/25/2023	1,670,614	1,673,926

“D”, Series 2018-PLS1, 144A, 4.374%, 1/25/2023	474,606	468,356

Octagon Investment Partners XVI Ltd., “BR”, Series 2013-1A, 144A, 3-month USD-LIBOR + 1.600%, 1.873%**, 7/17/2030	9,000,000	8,808,066

Sierra Timeshare Receivables Funding LLC, “B”, Series 2020-2A, 144A, 2.32%, 7/20/2037	1,188,461	1,188,887

Taco Bell Funding LLC, “A2I”, Series 2018-1A, 144A, 4.318%, 11/25/2048	3,930,000	4,012,962

Towd Point Mortgage Trust, “A1”, Series 2019-MH1, 144A, 3.0%, 11/25/2058	1,862,439	1,909,215

Transportation Finance Equipment Trust:

“A4”, Series 2019-1, 144A, 1.88%, 3/25/2024	1,500,000	1,543,491

“C”, Series 2019-1, 144A, 2.19%, 8/23/2024	1,250,000	1,275,350

Venture XXVIII CLO Ltd., “A2”, Series 2017-28A, 144A, 3-month USD-LIBOR + 1.110%, 1.382%**, 7/20/2030	1,000,000	982,830

Verizon Owner Trust, “C”, Series 2017-3A, 144A, 2.53%, 4/20/2022	865,000	870,854

Voya CLO Ltd.:

“A1R”, Series 2015-1A, 144A, 3-month USD-LIBOR + 0.900%, 1.172%**, 1/18/2029	3,015,000	2,981,916

“A1RR”, Series 2014-2A, 144A, 3-month USD-LIBOR + 1.020%, 1.293%**, 4/17/2030	6,921,573	6,809,769

“A3R”, Series 2016-3A, 144A, 3-month USD-LIBOR + 1.750%, 2.022%**, 10/18/2031	4,500,000	4,469,706

“A2AR”, Series 2012-A, 144A, 3-month USD-LIBOR + 1.900%, 2.175%**, 10/15/2030	6,000,000	5,945,868

Zais Clo 13 Ltd., “A1A”, Series 2019-13A, 144A, 3-month USD-LIBOR + 1.490%, 1.765%**, 7/15/2032	2,500,000	2,440,680

		139,080,428

The accompanying notes are an integral part of the financial statements.

24	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)
Student Loans 0.5%
SLM Student Loan Trust, “A6”, Series 2004-1, 144A, 3-month USD-LIBOR + 0.750%, 0.995%**, 7/25/2039	5,500,000	5,198,772
Total Asset-Backed (Cost $256,201,678)		257,054,943

Commercial Mortgage-Backed Securities 9.0%

20 Times Square Trust, “B”, Series 2018-20TS, 144A, 3.203%, 5/15/2035	2,500,000	2,480,012

Atrium Hotel Portfolio Trust, “B”, Series 2018-ATRM,144A, 1-month USD-LIBOR + 1.430%, 1.582%**, 6/15/2035	3,500,000	3,232,528

BAMLL Commercial Mortgage Securities Trust:

“B”, Series 2018-DSNY, 144A, 1-month USD-LIBOR + 1.150%, 1.302%**, 9/15/2034	3,500,000	3,320,185

“C”, Series 2018-DSNY, 144A, 1-month USD-LIBOR + 1.350%, 1.502%**, 9/15/2034	1,000,000	941,156

BBCMS Mortgage Trust, “A”, Series 2018-TALL, 144A, 1-month USD-LIBOR + 0.722%, 0.874%**, 3/15/2037	4,000,000	3,840,904

BFLD TRUST, “B”, Series 2019-DPLO, 144A, 1-month USD-LIBOR + 1.340%, 1.492%**, 10/15/2034	1,500,000	1,413,471

BHMS Mortgage Trust, “A”, Series 2018-ATLS, 144A, 1-month USD-LIBOR + 1.250%, 1.402%**, 7/15/2035	2,500,000	2,397,266

BX Commercial Mortgage Trust:

“C”, Series 2018-IND, 144A, 1-month USD-LIBOR + 1.100%, 1.252%**, 11/15/2035	1,160,526	1,156,178

“B”, Series 2019-IMC, 144A, 1-month USD-LIBOR + 1.300%, 1.452%**, 4/15/2034	3,500,000	3,299,872

“D”, Series 2018-IND, 144A, 1-month USD-LIBOR + 1.300%, 1.452%**, 11/15/2035	350,000	347,363

“D”, Series 2020-VKNG, 144A, 1-month USD-LIBOR + 1.700%, 1.9%**, 10/15/2037	1,680,000	1,681,054

BXP Trust:

“A”, Series 2017-CQHP, 144A, 1-month USD-LIBOR + 0.850%, 1.002%**, 11/15/2034	500,000	485,113

“B”, Series 2017-CQHP, 144A, 1-month USD-LIBOR + 1.100%, 1.252%**, 11/15/2034	3,960,000	3,693,892

CHT Mortgage Trust, “A”, Series 2017-CSMO,144A, 1-month USD-LIBOR + 0.930%, 1.082%**, 11/15/2036	1,200,000	1,159,359

Citigroup Commercial Mortgage Trust:

“AS”, Series 2013-GC11, 3.422%, 4/10/2046	1,500,000	1,570,610

“B”, Series 2013-GC11, 144A, 3.732%, 4/10/2046	500,000	521,187

“C”, Series 2019-PRM, 144A, 3.896%, 5/10/2036	869,349	907,222

“C”, Series 2019-SMRT, 144A, 4.682%, 1/10/2036	3,000,000	3,155,305

The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	25

	Principal Amount ($)	Value ($)

COMM Mortgage Trust:

“AM”, Series 2013-CR6, 144A, 3.147%, 3/10/2046	1,200,000	1,242,223

“AM”, Series 2013-LC6, 3.282%, 1/10/2046	1,500,000	1,562,962

“B”, Series 2013-CR6, 144A, 3.397%, 3/10/2046	2,800,000	2,845,172

“B”, Series 2013-CR10, 144A, 4.949%, 8/10/2046	2,850,000	3,020,954

Credit Suisse Mortgage Trust, “C”, Series 2020-NET, 144A, 3.526%, 8/15/2037	1,000,000	1,033,466

DBCG Mortgage Trust, “A”, Series 2017-BBG, 144A, 1-month USD-LIBOR + 0.700%, 0.852%**, 6/15/2034	3,920,000	3,895,457

DBGS Mortgage Trust, “B”, Series 2018-5BP,144A, 1-month USD-LIBOR + 0.830%, 0.982%**, 6/15/2033	2,500,000	2,457,225

DBWF Mortgage Trust, “C”, Series 2018-GLKS, 144A, 1-month USD-LIBOR + 1.750%, 1.906%**, 12/19/2030	250,000	232,580

FHLMC Multifamily Structured Pass-Through Certificates:

“X1P”, Series KL05, Interest Only, 1.024%, 6/25/2029	17,800,000	1,226,618

“X1”, Series K058, Interest Only, 1.053%, 8/25/2026	23,398,313	1,123,718

“X1”, Series K722, Interest Only, 1.439%, 3/25/2023	14,782,375	359,314

Fontainebleau Miami Beach Trust, “D”, Series 2019-FBLU, 144A, 4.095%, 12/10/2036	5,000,000	4,829,644

FREMF Mortgage Trust, “B”, Series 2012-K23, 144A, 3.782%, 10/25/2045	1,750,000	1,825,753

GSCG Trust, “C”, Series 2019-600C, 144A, 3.462%, 9/6/2034	1,000,000	992,150

Hawaii Hotel Trust, “A”, Series 2019-MAUI, 144A, 1-month USD-LIBOR + 1.150%, 1.302%**, 5/15/2038	1,000,000	967,652

Hospitality Mortgage Trust, “B”, Series 2019-HIT, 144A, 1-month USD-LIBOR + 1.350%, 1.502%**, 11/15/2036	3,467,508	3,297,934

IMT Trust, “BFL”, Series 2017-APTS, 144A, 1-month USD-LIBOR + 0.950%, 1.102%**, 6/15/2034	4,518,741	4,449,637

InTown Hotel Portfolio Trust, “C”, Series 2018-STAY, 144A, 1-month USD-LIBOR + 1.250%, 1.402%**, 1/15/2033	2,260,000	2,190,679

JPMBB Commercial Mortgage Securities Trust, “ASB”, Series 2015-C31, 3.54%, 8/15/2048	789,224	839,578

Morgan Stanley Bank of America Merrill Lynch Trust, “300B”, Series 2014-C18, 3.996%, 8/15/2031	750,000	780,471

Morgan Stanley Capital I Trust:

“A”, Series 2018-SUN, 144A, 1-month USD-LIBOR + 1.150%, 1.302%**, 7/15/2035	1,217,000	1,177,664

“B”, Series 2018-SUN, 144A, 1-month USD-LIBOR + 1.450%, 1.602%**, 7/15/2035	1,568,800	1,490,130

MRCD Mortgage Trust, “C”, Series 2019-PARK, 144A, 2.718%, 12/15/2036	5,000,000	5,031,734

MTRO Commercial Mortgage Trust, “C”, Series 2019-TECH, 144A, 1-month USD-LIBOR + 1.300%, 1.452%**, 12/15/2033	250,000	244,583

The accompanying notes are an integral part of the financial statements.

26	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)

Multifamily Connecticut Avenue Securities Trust, “M7”, Series 2019-01, 144A, 1-month USD-LIBOR + 1.700%, 1.848%**, 10/15/2049	2,362,938	2,256,866

Natixis Commercial Mortgage Securities Trust, “B”, Series 2018-850T, 144A, 1-month USD-LIBOR + 0.954%, 1.106%**, 7/15/2033	3,500,000	3,384,845

NYT Mortgage Trust, “B”, Series 2019-NYT, 144A, 1-month USD-LIBOR + 1.400%, 1.552%**, 12/15/2035	500,000	497,562

UBS Commercial Mortgage Trust:

“XA”, Series 2017-C7, Interest Only, 1.2%, 12/15/2050	29,013,062	1,587,740

“XA”, Series 2017-C1, Interest Only, 1.711%, 6/15/2050	24,530,209	1,898,135

Wells Fargo Commercial Mortgage Trust:

“A”, Series 2019-JWDR, 144A, 2.584%, 9/15/2031	200,000	199,636

“A2”, Series 2016-C34, 2.603%, 6/15/2049	500,000	502,587

“A3”, Series 2012-LC5, 2.918%, 10/15/2045	1,985,002	2,052,543

“ASB”, Series 2015-C31, 3.487%, 11/15/2048	200,000	213,252

WFRBS Commercial Mortgage Trust:

“B”, Series 2013-C13, 3.553%, 5/15/2045	4,000,000	4,153,705

“AS”, Series 2014-C24, 3.931%, 11/15/2047	240,000	246,428

Total Commercial Mortgage-Backed Securities (Cost $101,342,196)		99,713,274

Collateralized Mortgage Obligations 5.2%

Angel Oak Mortgage Trust, “A1”, Series 2019-3, 144A, 2.93%, 5/25/2059	2,229,457	2,257,650

Banc of America Funding Corp., “1A1”, Series 2008-R2, 144A, 6.0%, 9/25/2037	39,380	39,357

Banc of America Mortgage Securities, Inc.:

“2A3”, Series 2005-J, 3.885%, 11/25/2035	106,184	102,452

“2A8”, Series 2003-J, 3.962%, 11/25/2033	205,949	195,710

“A15”, Series 2006-2, 6.0%, 7/25/2046	10,404	10,121

Bear Stearns Adjustable Rate Mortgage Trust, “5A”, Series 2003-8, 3.552%, 1/25/2034	372,986	358,852

BRAVO Residential Funding Trust, “A1”, Series 2019-NQM1, 144A, 2.666%, 7/25/2059	2,127,645	2,171,215

Chase Mortgage Reference Notes, “M1”, Series 2020-CL1, 144A, 1-month USD-LIBOR + 2.250%, 2.425%**, 10/25/2057	3,049,751	3,056,864

COLT Mortgage Loan Trust, “A1”, Series 2020-1, 144A, 2.488%, 2/25/2050	2,393,822	2,420,041

Connecticut Avenue Securities Trust:

“1M2”, Series 2019-R03, 144A, 1-month USD-LIBOR + 2.150%, 2.298%**, 9/25/2031	172,267	171,584

“1M2”, Series 2019-R02, 144A, 1-month USD-LIBOR + 2.300%, 2.448%**, 8/25/2031	252,367	250,945

The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	27

	Principal Amount ($)	Value ($)

Countrywide Home Loan Mortgage Pass Through Trust, “5A1”, Series 2005-HY10, 3.438%, 2/20/2036	65,669	56,959

Credit Suisse First Boston Mortgage Securities Corp., “5A1”, Series 2004-7, 5.0%, 10/25/2019	73,101	72,915

Deephaven Residential Mortgage Trust:

“A1”, Series 2018-2A, 144A, 3.479%, 4/25/2058	1,605,549	1,635,782

“A2”, Series 2019-1A, 144A, 3.897%, 1/25/2059	1,167,597	1,178,820

Ellington Financial Mortgage Trust, “A1FX”, Series 2018-1, 144A, 4.14%, 10/25/2058	809,738	830,135

Fannie Mae Connecticut Avenue Securities:

“1M2”, Series 2018-C06, 1-month USD-LIBOR + 2.000%, 2.148%**, 3/25/2031	213,162	209,384

“1M2”, Series 2018-C05, 1-month USD-LIBOR + 2.350%, 2.498%**, 1/25/2031	396,652	389,059

Federal Home Loan Mortgage Corp.:

“PI”, Series 4485, Interest Only, 3.5%, 6/15/2045	2,989,590	257,177

“PI”, Series 3940, Interest Only, 4.0%, 2/15/2041	2,666,822	207,948

“CI”, Series 4104, Interest Only, 4.0%, 5/15/2041	4,857,791	400,262

“LG”, Series 4281, 4.0%, 1/15/2043	3,546,443	3,781,953

“C31”, Series 303, Interest Only, 4.5%, 12/15/2042	14,069,988	2,328,288

“LA”, Series 1343, 8.0%, 8/15/2022	6,966	7,308

“PK”, Series 1751, 8.0%, 9/15/2024	53,385	59,257

Federal National Mortgage Association:

“DE”, Series 2014-18, 4.0%, 8/25/2042	1,240,712	1,292,583

“9”, Series 406, Interest Only, 4.5%, 2/25/2041	2,958,360	361,048

“IX”, Series 2012-72, Interest Only, 4.5%, 7/25/2042	2,399,802	338,629

“IM”, Series 2014-72, Interest Only, 4.5%, 3/25/2044	3,067,017	290,323

“2”, Series 350, Interest Only, 5.5%, 3/25/2034	87,437	16,724

“1A6”, Series 2007-W8, 6.647%, 9/25/2037	489,411	555,528

Freddie Mac Structured Agency Credit Risk Debt Notes:

“M1”, Series 2020-DNA3, 144A, 1-month USD-LIBOR + 1.500%, 1.648%**, 6/25/2050	2,000,000	2,004,104

“M2”, Series 2019-DNA2, 144A, 1-month USD-LIBOR + 2.450%, 2.598%**, 3/25/2049	613,092	602,737

“M2”, Series 2019-DNA1, 144A, 1-month USD-LIBOR + 2.650%, 2.798%**, 1/25/2049	93,103	92,185

FWD Securitization Trust:

“A1”, Series 2020-INV1, 144A, 2.24%, 1/25/2050	2,126,602	2,139,778

“A1”, Series 2019-INV1, 144A, 2.81%, 6/25/2049	760,088	777,799

Government National Mortgage Association:

“IT”, Series 2013-82, Interest Only, 3.5%, 5/20/2043	15,564,749	2,093,224

“PI”, Series 2015-40, Interest Only, 4.0%, 4/20/2044	2,751,331	136,970

“HI”, Series 2015-77, Interest Only, 4.0%, 5/20/2045	5,680,587	685,413

“IO”, Series 2008-7, Interest Only, 5.5%, 3/20/2037	368,354	36,740

“IP”, Series 2009-118, Interest Only, 6.5%, 12/16/2039	267,552	52,345

The accompanying notes are an integral part of the financial statements.

28	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)

GS Mortgage-Backed Securities Trust, “A2”, Series 2020-NQM1, 144A, 1.791%, 9/27/2060	532,233	532,717

JPMorgan Mortgage Trust, “6A1”, Series 2005-A6, 2.75%, 8/25/2035	202,889	199,705

Merrill Lynch Mortgage Investors Trust, “1A”, Series 2004-1, 2.932%, 12/25/2034	12,665	12,466

New Residential Mortgage Loan Trust:

“A1”, Series 2019-NQM3, 144A, 2.802%, 7/25/2049	1,383,934	1,409,532

“A1”, Series 2019-NQM2, 144A, 3.6%, 4/25/2049	1,386,263	1,402,541

“A1”, Series 2019-NQM1, 144A, 3.675%, 1/25/2049	1,704,890	1,736,118

“A2”, Series 2019-NQM1, 144A, 3.877%, 1/25/2049	3,390,569	3,449,576

Prudential Home Mortgage Securities Co., Inc., “4B”, Series 1994-A, 144A, 6.73%, 4/28/2024	1,167	1,179

Residential Accredit Loans, Inc., “A1”, Series 2003-QS18, 5.0%, 9/25/2018	168	126

Residential Asset Mortgage Products, Inc.:

“A5”, Series 2005-SL1, 6.5%, 5/25/2032	137,329	130,275

“A4”, Series 2004-SL4, 7.0%, 7/25/2032	110,622	104,686

“A3”, Series 2004-SL3, 7.5%, 12/25/2031	147,187	143,908

Sequoia Mortgage Trust:

“2A1”, Series 2013-1, 1.855%, 2/25/2043	1,329,062	1,328,504

“A10”, Series 2017-CH2, 144A, 4.0%, 12/25/2047	1,438,850	1,448,737

“A10”, Series 2018-CH1, 144A, 4.0%, 2/25/2048	895,657	902,972

“A4”, Series 2018-7, 144A, 4.0%, 9/25/2048	412,007	412,184

“A10”, Series 2019-CH3, 144A, 4.0%, 9/25/2049	1,685,963	1,720,713

STACR Trust:

“M2”, Series 2018-DNA3, 144A, 1-month USD-LIBOR + 2.100%, 2.248%**, 9/25/2048	540,541	527,466

“M2”, Series 2018-DNA2, 144A, 1-month USD-LIBOR + 2.150%, 2.298%**, 12/25/2030	1,350,000	1,313,036

Verus Securitization Trust:

“A2”, Series 2020-4, 144A, 1.912%, 5/25/2065	2,082,297	2,090,084

“A1”, Series 2020-INV1, 144A, 1.977%, 3/25/2060	378,118	382,269

“A1”, Series 2020-2, 144A, 2.226%, 5/25/2060	462,260	466,615

“A1”, Series 2019-INV2, 144A, 2.913%, 7/25/2059	762,969	780,414

“A1”, Series 2019-INV1, 144A, 3.402%, 12/25/2059	1,416,782	1,453,987

“A1”, Series 2018-INV1, 144A, 3.626%, 3/25/2058	1,166,404	1,173,996

Washington Mutual Mortgage Pass-Through Certificates Trust, “A9”, Series 2003-S9, 5.25%, 10/25/2033	327,584	339,020

Total Collateralized Mortgage Obligations (Cost $58,924,011)		57,388,994

Government & Agency Obligations 6.7%
Other Government Related (d) 1.5%

Banque Ouest Africaine de Developpement, 144A, 5.5%, 5/6/2021	1,800,000	1,836,000

The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	29

	Principal Amount ($)	Value ($)

Corp. Andina de Fomento:

2.375%, 5/12/2023	4,000,000	4,148,160

4.375%, 6/15/2022	2,000,000	2,104,760

Eastern & Southern African Trade & Development Bank, REG S, 5.375%, 3/14/2022	2,186,000	2,204,931

Eurasian Development Bank, 144A, 4.767%, 9/20/2022	2,000,000	2,098,760

Gazprom OAO, 144A, 4.95%, 7/19/2022	500,000	524,800

Severstal OAO:

144A, 3.15%, 9/16/2024	1,000,000	1,025,672

144A, 5.9%, 10/17/2022 (a)	1,000,000	1,072,492

Vnesheconombank:

144A, 5.942%, 11/21/2023	500,000	552,250

144A, 6.025%, 7/5/2022	1,500,000	1,597,428

		17,165,253

Sovereign Bonds 1.4%

Abu Dhabi Government International Bond, 144A, 2.5%, 4/16/2025	1,896,000	2,011,580

Bermuda Government International Bond, 144A, 2.375%, 8/20/2030	1,053,000	1,064,846

Export-Import Bank of Korea, 3.5%, 11/27/2021	1,455,000	1,503,810

Malaysia Sovereign Sukuk Bhd, 144A, 3.043%, 4/22/2025	1,000,000	1,088,678

Namibia International Bonds, 144A, 5.5%, 11/3/2021 (a)	1,500,000	1,514,706

Republic of Paraguay, 144A, 4.625%, 1/25/2023	1,000,000	1,057,510

Republic of Turkey, 5.6%, 11/14/2024	2,000,000	1,937,940

Saudi Government International Bond, 144A, 4.0%, 4/17/2025	2,000,000	2,222,000

State of Qatar, 144A, 3.4%, 4/16/2025	2,000,000	2,191,960

		14,593,030

U.S. Treasury Obligations 3.8%

U.S. Treasury Bills, 0.147%***, 6/17/2021 (e)	2,590,000	2,587,950

U.S. Treasury Inflation-Indexed Notes, 0.125%, 1/15/2023	11,223,300	11,569,206

U.S. Treasury Notes:

1.875%, 3/31/2022	5,000,000	5,130,664

2.25%, 4/15/2022	5,000,000	5,163,281

2.5%, 1/15/2022	7,000,000	7,213,281

2.5%, 2/15/2022	5,000,000	5,162,500

2.625%, 12/15/2021	5,000,000	5,149,610

		41,976,492
Total Government & Agency Obligations (Cost $72,670,460)		73,734,775

Municipal Bonds and Notes 0.5%

New Jersey, Turnpike Authority Revenue, Series F, 2.536%, 1/1/2021 (Cost $6,032,400)	6,000,000	6,026,100

The accompanying notes are an integral part of the financial statements.

30	|	DWS Short Duration Fund

	Shares	Value ($)
Exchange-Traded Funds 1.0%

iShares 0-5 Year High Yield Corporate Bond ETF	25,000	1,098,750

SPDR Bloomberg Barclays Short Term High Yield Bond ETF (a)	379,610	9,820,511

Xtrackers Short Duration High Yield Bond ETF (a) (g)	5,250	241,570

Total Exchange-Traded Funds (Cost $10,466,532)		11,160,831

Common Stocks 0.0%
Information Technology
Answers Corp.* (f) (Cost $256,895)	2,220	0

Warrants 0.0%
Information Technology
Answers Holdings, Inc., Expiration Date 4/14/2022* (f) (Cost $713,520)	6,166	0

Securities Lending Collateral 1.1%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.04% (h) (i) (Cost $12,380,855)	12,380,855	12,380,855

Cash Equivalents 4.6%

DWS Central Cash Management Government Fund, 0.09% (h)	51,335,095	51,335,095

DWS ESG Liquidity Fund “Capital Shares”, 0.22% (h)	12,103	12,105

Total Cash Equivalents (Cost $51,347,190)		51,347,200

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $1,137,258,410)	104.0	1,152,327,119
Other Assets and Liabilities, Net	(4.0)	(44,076,334)

Net Assets	100.0	1,108,250,785

The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	31

A summary of the Fund’s transactions with affiliated investments during the year ended September 30, 2020 are as follows:

Value ($) at 9/30/2019	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 9/30/2020	Value ($) at 9/30/2020
Exchange-Traded Funds 0.02%
Xtrackers Short Duration High Yield Bond ETF (a) (g)
—	243,547	—	—	(1,977)	1,064	—	5,250	241,570
Securities Lending Collateral 1.1%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.04% (h) (i)
2,437,365	9,943,490 (j)	—	—	—	13,670	—	12,380,855	12,380,855
Cash Equivalents 4.6%
DWS Central Cash Management Government Fund, 0.09% (h)
11,802,832	595,571,607	556,039,344	—	—	125,172	—	51,335,095	51,335,095
DWS ESG Liquidity Fund “Capital Shares”, 0.22% (h)
5,259,166	10,069,331	15,308,082	(7,797)	(513)	57,122	—	12,103	12,105
19,499,363	615,827,975	571,347,426	(7,797)	(2,490)	197,028	—	63,733,303	63,969,625

*	Non-income producing security.

**

Variable or floating rate security. These securities are shown at their current rate as of September 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

***	Annualized yield at time of purchase; not a coupon rate.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at September 30, 2020 amounted to $12,054,780, which is 1.1% of net assets.

(b)	Perpetual, callable security with no stated maturity date.

(c)	When-issued security.

(d)	Government-backed debt issued by financial companies or government sponsored enterprises.

(e)	At September 30, 2020, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f)	Investment was valued using significant unobservable inputs.

(g)	Affiliated fund managed by DBX Advisors LLC, a subsidiary of Deutsche Bank AG.

(h)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(i)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(j)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended September 30, 2020.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

32	|	DWS Short Duration Fund

CLO: Collateralized Loan Obligation

Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

JSC: Joint Stock Company

LIBOR: London Interbank Offered Rate

OAO: Otkrytoe Aktsionernoe Obschestvo (Russian: Open Joint Stock Corporation)

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

SOFR: Secured Overnight Financing Rate

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At September 30, 2020, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Depreciation ($)
5 Year U.S. Treasury Note	USD	12/31/2020	457	57,530,585	57,596,281	(65,696)

Currency Abbreviations
USD United States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	33

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (k)
Corporate Bonds	$—	$551,962,136	$—	$551,962,136
Mortgage-Backed Securities Pass-Throughs	—	31,558,011	—	31,558,011
Asset-Backed	—	257,054,943	—	257,054,943
Commercial Mortgage-Backed Securities	—	99,713,274	—	99,713,274
Collateralized Mortgage Obligations	—	57,388,994	—	57,388,994
Government & Agency Obligations	—	73,734,775	—	73,734,775
Municipal Bonds and Notes	—	6,026,100	—	6,026,100
Exchange-Traded Funds	11,160,831	—	—	11,160,831
Common Stocks	—	—	0	0
Warrants	—	—	0	0
Short-Term Investments (k)	63,728,055	—	—	63,728,055
Total	$74,888,886	$1,077,438,233	$0	$1,152,327,119

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (l)
Futures Contracts	$(65,696)	$—	$—	$(65,696)
Total	$(65,696)	$—	$—	$(65,696)

During the year ended September 30, 2020, the amount of transfers between Level 2 and Level 3 was $3,663. The investment was transferred from Level 2 to Level 3 due to the lack of observable market data due to a decrease in market activity.

(k)	See Investment Portfolio for additional detailed categorizations.

(l)	Derivatives include unrealized appreciation (depreciation) on open futures contracts.

The accompanying notes are an integral part of the financial statements.

34	|	DWS Short Duration Fund

Statement of Assets and Liabilities

as of September 30, 2020

Assets
Investments in non-affiliated securities, at value (cost $1,073,286,818) — including $12,054,780 of securities loaned	$1,088,357,494
Investment in DWS Government & Agency Securities Portfolio (cost $12,380,855)*	12,380,855
Investment in affiliated securities, at value (cost $51,590,737)	51,588,770
Cash	21,757
Foreign cash, at value (cost $13,109)	13,405
Receivable for investments sold	409,467
Receivable for Fund shares sold	3,866,148
Interest receivable	6,779,947
Receivable for variation margin on futures contracts	46,485
Other assets	47,489
Total assets	1,163,511,817

Liabilities
Payable upon return of securities loaned	12,380,855
Payable for investments purchased	6,958,083
Payable for investments purchased — when-issued securities	33,727,326
Payable for Fund shares redeemed	858,014
Distributions payable	432,734
Accrued management fee	248,743
Accrued Trustees’ fees	10,412
Other accrued expenses and payables	644,865
Total liabilities	55,261,032
Net assets, at value	$1,108,250,785

Net Assets Consist of
Distributable earnings (loss)	(122,142,590)
Paid-in capital	1,230,393,375
Net assets, at value	$1,108,250,785

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	35

Statement of Assets and Liabilities as of September 30, 2020 (continued)

Net Asset Value
Class A

Net Asset Value, offering and redemption price per share ($262,433,888 ÷ 29,906,465 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.78

Maximum offering price per share (100 ÷ 97.75 of $8.78)	$8.98
Class T

Net Asset Value and redemption price per share ($10,982 ÷ 1,251 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.78

Maximum offering price per share (100 ÷ 97.50 of $8.78)	$9.01
Class C

Net Asset Value, offering and redemption (subject to contingent deferred sales charge) price per share ($32,921,338 ÷ 3,755,133 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.77
Class R6

Net Asset Value, offering and redemption price per share ($2,392,293 ÷ 272,266 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.79
Class S

Net Asset Value, offering and redemption price per share ($375,552,523 ÷ 42,676,874 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.80
Institutional Class

Net Asset Value, offering and redemption price per share ($434,939,761 ÷ 49,512,259 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.78

The accompanying notes are an integral part of the financial statements.

36	|	DWS Short Duration Fund

Statement of Operations

for the year ended September 30, 2020

Investment Income
Income:
Interest (net of foreign taxes withheld of $5,291)	$31,593,285
Dividends	258,977
Income distributions from affiliated Underlying Funds	183,358
Securities lending income, net of borrower rebates	13,670
Total income	32,049,290
Expenses:

Management fee	3,946,392
Administration fee	1,062,574
Services to shareholders	1,333,048
Distribution and service fees	1,013,241
Custodian fee	17,453
Professional fees	77,044
Reports to shareholders	101,265
Registration fees	130,236
Trustees’ fees and expenses	37,701
Other	80,491
Total expenses before expense reductions	7,799,445
Expense reductions	(1,130,995)
Total expenses after expense reductions	6,668,450
Net investment income	25,380,840

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Sale of affiliated investments	(7,797)
Sale of non-affiliated investments	205,161
Swap contracts	2,250,691
Futures	1,840,830
Forward foreign currency contracts	(240,674)
Foreign currency	32,564
4,080,775
Change in net unrealized appreciation (depreciation) on:

Affiliated investments	(2,490)
Non-affiliated investments	4,839,812
Futures	161,687
Forward foreign currency contracts	(239,726)
Foreign currency	27,228
4,786,511
Net gain (loss)	8,867,286
Net increase (decrease) in net assets resulting from operations	$34,248,126

The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	37

Statements of Changes in Net Assets

	Years Ended September 30,
Increase (Decrease) in Net Assets	2020	2019

Operations:

Net investment income	$25,380,840	$24,224,086
Net realized gain (loss)	4,080,775	3,141,739
Change in net unrealized appreciation (depreciation)	4,786,511	15,866,555
Net increase (decrease) in net assets resulting from operations	34,248,126	43,232,380
Distributions to shareholders:
Class A	(6,081,044)	(4,566,458)
Class T	(258)	(289)
Class C	(692,385)	(1,146,626)
Class R6	(61,068)	(47,104)
Class S	(10,345,891)	(15,977,023)
Institutional Class	(10,556,344)	(5,461,500)
Total distributions	(27,736,990)	(27,199,000)
Fund share transactions:

Proceeds from shares sold	840,725,662	580,562,227
Reinvestment of distributions	23,795,284	23,137,080
Payments for shares redeemed	(822,234,923)	(539,185,048)
Net assets acquired in tax-free reorganization*	—	86,795,579
Net increase (decrease) in net assets from Fund share transactions	42,286,023	151,309,838
Increase (decrease) in net assets	48,797,159	167,343,218
Net assets at beginning of period	1,059,453,626	892,110,408

Net assets at end of period	$1,108,250,785	$1,059,453,626

*	On August 5, 2019, DWS Fixed Income Opportunities Fund was acquired by the Fund through a tax-free reorganization (See Note H).

The accompanying notes are an integral part of the financial statements.

38	|	DWS Short Duration Fund

Financial Highlights

DWS Short Duration Fund — Class A
	Years Ended September 30,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$8.69	$8.54	$8.69	$8.74	$8.82
Income (loss) from investment operations:

Net investment income[a]	.19	.21	.20	.17	.15
Net realized and unrealized gain (loss)	.11	.18	(.14)	.01	(.01)
Total from investment operations	.30	.39	.06	.18	.14
Less distributions from:
Net investment income	(.21)	(.24)	(.21)	(.23)	(.22)
Net asset value, end of period	$8.78	$8.69	$8.54	$8.69	$8.74
Total Return (%)[b,c]	3.50	4.64	.73	2.06	1.65

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	262	227	149	158	243
Ratio of expenses before expense reductions (%)	.85	.87	.88	.88	.89
Ratio of expenses after expense reductions (%)	.77	.79	.79	.80	.80
Ratio of net investment income (%)	2.20	2.48	2.29	1.99	1.77
Portfolio turnover rate (%)	75	51	40	32	58

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	39

DWS Short Duration Fund — Class T
	Years Ended September 30,			Period Ended
	2020	2019	2018	9/30/17[a]

Selected Per Share Data
Net asset value, beginning of period	$8.69	$8.54	$8.69	$8.70
Income (loss) from investment operations:

Net investment income[b]	.19	.21	.20	.04
Net realized and unrealized gain (loss)	.11	.18	(.14)	.02
Total from investment operations	.30	.39	.06	.06
Less distributions from:
Net investment income	(.21)	(.24)	(.21)	(.07)
Net asset value, end of period	$8.78	$8.69	$8.54	$8.69
Total Return (%)[c,d]	3.50	4.64	.73	.73	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	11	11	10	10
Ratio of expenses before expense reductions (%)	.85	.88	.88	1.00	*
Ratio of expenses after expense reductions (%)	.77	.80	.79	.80	*
Ratio of net investment income (%)	2.20	2.48	2.31	1.96	*
Portfolio turnover rate (%)	75	51	40	32	[e]

[a]	For the period from June 5, 2017 (commencement of operations) to September 30, 2017.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain expenses not been reduced.

[e]	Represents the Funds’s portfolio turnover rate for the year ended September 30, 2017.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

40	|	DWS Short Duration Fund

DWS Short Duration Fund — Class C
	Years Ended September 30,
	2020	2019	2018	2017		2016

Selected Per Share Data
Net asset value, beginning of period	$8.68	$8.53	$8.68	$8.73		$8.81
Income (loss) from investment operations:

Net investment income[a]	.12	.15	.13	.11		.09
Net realized and unrealized gain (loss)	.11	.18	(.13)	.00	*	(.01)
Total from investment operations	.23	.33	.00 *	.11		.08
Less distributions from:
Net investment income	(.14)	(.18)	(.15)	(.16)		(.16)
Net asset value, end of period	$8.77	$8.68	$8.53	$8.68		$8.73
Total Return (%)[b,c]	2.72	3.87	(.03)	1.29		.89

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33	53	63	97		133
Ratio of expenses before expense reductions (%)	1.60	1.63	1.63	1.64		1.64
Ratio of expenses after expense reductions (%)	1.52	1.54	1.54	1.55		1.55
Ratio of net investment income (%)	1.44	1.74	1.53	1.23		1.03
Portfolio turnover rate (%)	75	51	40	32		58

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	41

DWS Short Duration Fund — Class R6
	Years Ended September 30,
	2020	2019	2018	2017		2016

Selected Per Share Data
Net asset value, beginning of period	$8.70	$8.55	$8.70	$8.75		$8.84
Income (loss) from investment operations:

Net investment income[a]	.21	.24	.22	.19		.18
Net realized and unrealized gain (loss)	.11	.17	(.14)	.01		(.02)
Total from investment operations	.32	.41	.08	.20		.16
Less distributions from:
Net investment income	(.23)	(.26)	(.23)	(.25)		(.25)
Net asset value, end of period	$8.79	$8.70	$8.55	$8.70		$8.75
Total Return (%)	3.76	4.90	.98 [b]	2.31	[b]	1.79 [b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	.139	.238		.01
Ratio of expenses before expense reductions (%)	.52	.53	.57	.56		.75
Ratio of expenses after expense reductions (%)	.52	.53	.54	.55		.55
Ratio of net investment income (%)	2.45	2.77	2.52	2.22		2.04
Portfolio turnover rate (%)	75	51	40	32		58

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

The accompanying notes are an integral part of the financial statements.

42	|	DWS Short Duration Fund

DWS Short Duration Fund — Class S
	Years Ended September 30,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$8.71	$8.56	$8.72	$8.76	$8.85
Income (loss) from investment operations:

Net investment income[a]	.21	.24	.22	.19	.18
Net realized and unrealized gain (loss)	.11	.17	(.15)	.02	(.02)
Total from investment operations	.32	.41	.07	.21	.16
Less distributions from:
Net investment income	(.23)	(.26)	(.23)	(.25)	(.25)
Net asset value, end of period	$8.80	$8.71	$8.56	$8.72	$8.76
Total Return (%)[b]	3.75	4.90	.87	2.43	1.79

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	376	554	552	522	570
Ratio of expenses before expense reductions (%)	.66	.68	.69	.70	.70
Ratio of expenses after expense reductions (%)	.52	.54	.54	.55	.55
Ratio of net investment income (%)	2.44	2.74	2.55	2.23	2.02
Portfolio turnover rate (%)	75	51	40	32	58

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	43

DWS Short Duration Fund — Institutional Class
	Years Ended September 30,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$8.70	$8.55	$8.70	$8.74	$8.83
Income (loss) from investment operations:

Net investment income[a]	.21	.24	.22	.19	.18
Net realized and unrealized gain (loss)	.10	.17	(.14)	.02	(.03)
Total from investment operations	.31	.41	.08	.21	.15
Less distributions from:
Net investment income	(.23)	(.26)	(.23)	(.25)	(.24)
Net asset value, end of period	$8.78	$8.70	$8.55	$8.70	$8.74
Total Return (%)[b]	3.64	4.90	.98	2.43	1.79

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	435	223	129	100	45
Ratio of expenses before expense reductions (%)	.61	.61	.64	.64	.61
Ratio of expenses after expense reductions (%)	.52	.54	.54	.55	.55
Ratio of net investment income (%)	2.45	2.74	2.55	2.20	2.01
Portfolio turnover rate (%)	75	51	40	32	58

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

The accompanying notes are an integral part of the financial statements.

44	|	DWS Short Duration Fund

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Short Duration Fund (the “Fund”) is a diversified series of Deutsche DWS Income Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Effective on or about July 15, 2020, Class A shares will be subject to an initial sales charge. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries. Class T shares are closed to new purchases, except in connection with the reinvestment of dividends. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

DWS Short Duration Fund	|	45

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities or ETFs are generally categorized as Level 1.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

46	|	DWS Short Duration Fund

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls

DWS Short Duration Fund	|	47

below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended September 30, 2020, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.06% annualized effective rate as of September 30, 2020) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of September 30, 2020, the Fund had securities on loan, which were classified as corporate bonds, government & agency obligations and exchange-traded funds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements as of September 30, 2020
	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
Securities Lending Transactions
Corporate Bonds	$1,346,375	$—	$—	$—	$1,346,375
Government & Agency Obligations	881,080	—	—	—	881,080
Exchange-Traded Funds	10,153,400	—	—	—	10,153,400
Total Borrowings	$12,380,855	$—	$—	$—	$12,380,855
Gross amount of recognized liabilities for securities lending transactions					$12,380,855

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase

48	|	DWS Short Duration Fund

or sell a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into this type of a purchase transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transaction from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2020, the Fund had net tax basis capital loss carry forwards of approximately $136,023,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($59,054,000) and long-term losses ($76,969,000). Capital Loss Carryforward from both Funds may be subject to certain limitations under Section 382–384 of the Internal Revenue Code.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2020 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders daily. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, futures contracts, swap contracts, paydown losses on mortgage securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ

DWS Short Duration Fund	|	49

significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2020, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$1,230,563
Capital loss carryforwards	$(136,023,000)
Net unrealized appreciation (depreciation) on investments	$13,082,289

At September 30, 2020, the aggregate cost of investments for federal income tax purposes was $1,139,244,830. The net unrealized appreciation for all investments based on tax cost was $13,082,289. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $22,565,202 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $9,482,913.

In addition, the tax character of distributions paid to shareholders by the

Fund is summarized as follows:

	Years Ended September 30,
	2020	2019
Distributions from ordinary income*	$27,736,990	$27,199,000

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis, net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

50	|	DWS Short Duration Fund

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the Fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the Fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the Fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay

DWS Short Duration Fund	|	51

the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended September 30, 2020, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer’s credit quality characteristics and to hedge the risk of default or other specified credit events on portfolio assets.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

There were no open credit default swap contracts as of September 30, 2020. For the year ended September 30, 2020, the investment in credit default swap contracts purchased had a total notional amount generally indicative of a range from $0 to $123,483,000. The investment in credit default swap contracts sold had a total notional amount generally indicative of a range from $0 to $123,483,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended September 30, 2020, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures

52	|	DWS Short Duration Fund

contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of September 30, 2020 is included in a table following the Fund’s Investment Portfolio. For the year ended September 30, 2020, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $230,370,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $85,280,000.

Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended September 30, 2020, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

There were no open forward currency contracts as of September 30, 2020. For the year ended September 30, 2020, the investment in forward currency contracts short vs. U.S. dollars had a total contract value

DWS Short Duration Fund	|	53

generally indicative of a range from $0 to approximately $2,181,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $5,286,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $37,874,000.

The following tables summarize the value of the Fund’s derivative instruments held as of September 30, 2020 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Liability Derivatives	Futures Contracts
Interest Rate Contracts (a)	$(65,696)

The above derivative is located in the following Statement of Assets and Liabilities accounts:

(a)	Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2020 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Swap Contracts	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (b)	$—	$1,840,830	$—	$1,840,830
Credit Contracts (c)	2,250,691	—	—	2,250,691
Foreign Exchange Contracts (d)	—	—	(240,674)	(240,674)
	$2,250,691	$1,840,830	$(240,674)	$3,850,847

Each of the above derivatives is located in the following Statement of Operations accounts:

(b)	Net realized gain (loss) from futures contracts

(c)	Net realized gain (loss) from swap contracts

(d)	Net realized gain (loss) from forward foreign currency contracts

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (e)	$161,687	$—	$161,687
Foreign Exchange Contracts (f)	—	(239,726)	(239,726)
	$161,687	$(239,726)	$(78,039)

Each of the above derivatives is located in the following Statement of Operations accounts:

(e)	Change in net unrealized appreciation (depreciation) on futures contracts

(f)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts

54	|	DWS Short Duration Fund

C. Purchases and Sales of Securities

During the year ended September 30, 2020, purchases and sales of investment securities, excluding short-term investments, were as follows:

	Purchases	Sales
Non-U.S. Treasury Obligations	$636,588,875	$437,910,298
U.S. Treasury Obligations	$197,590,594	$340,580,428

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund’s average daily net assets	.365%
Next $500 million of such net assets	.340%
Next $1.0 billion of such net assets	.315%
Next $1.0 billion of such net assets	.300%
Next $1.0 billion of such net assets	.285%
Next $1.0 billion of such net assets	.270%
Over $6.0 billion of such net assets	.255%

Accordingly, for the year ended September 30, 2020, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.365% of the Fund’s average daily net assets.

DWS Short Duration Fund	|	55

For the period from October 1, 2019 through January 31, 2021, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.77%
Class T	.77%
Class C	1.52%
Class R6	.52%
Class S	.52%
Institutional Class	.52%

For the year ended September 30, 2020, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$204,700
Class T	8
Class C	31,740
Class S	532,965
Institutional Class	361,582
$1,130,995

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. Prior to March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund paid the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2020, the Administration Fee was $1,062,574, of which $87,911 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing

56	|	DWS Short Duration Fund

fees it receives from the Fund. For the year ended September 30, 2020, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at September 30, 2020
Class A	$32,254	$5,303
Class T	20	3
Class C	2,780	384
Class R6	122	15
Class S	185,374	33,738
Institutional Class	7,808	121
	$228,358	$39,564

In addition, for the year ended September 30, 2020, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to Shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$218,218
Class C	32,981
Class S	371,829
Institutional Class	380,707
$1,003,735

Distribution and Service Fees. Under the Fund’s Class C 12b-1 plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended September 30, 2020, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2020
Class C	$309,869	$20,601

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A, T and C shareholders at an annual rate of up to 0.25% of the average daily net assets. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms

DWS Short Duration Fund	|	57

service. For the year ended September 30, 2020, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2020	Annual Rate
Class A	$601,553	$104,171	.24%
Class T	15	7	.15%
Class C	101,804	14,784	.25%
	$703,372	$118,962

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2020 aggregated $3,712.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended September 30, 2020, the CDSC for Class C shares aggregated $2,510. Effective July 15, 2020, a deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended September 30, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $21,398, of which $9,229 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management

58	|	DWS Short Duration Fund

fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended September 30, 2020, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $1,029.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2020.

F. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	15,445,111	$ 133,917,068	11,268,280	$97,223,911
Class C	490,317	4,209,049	1,022,930	8,717,067
Class R6	79,590	684,244	246,835	2,102,393
Class S	16,923,362	147,147,561	30,111,494	258,855,581
Institutional Class	64,076,316	554,767,740	24,921,045	213,663,275
		$ 840,725,662		$580,562,227

Shares issued to shareholders in reinvestment of distributions
Class A	669,460	$5,768,178	473,174	$4,066,766
Class T	30	258	33	285
Class C	74,132	638,211	119,831	1,027,133
Class R6	7,090	61,068	5,334	46,007
Class S	1,107,249	9,572,377	1,474,315	12,681,682
Institutional Class	899,052	7,755,192	617,938	5,315,207
		$23,795,284		$23,137,080

DWS Short Duration Fund	|	59

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Dollars	Shares	Dollars

Shares redeemed
Class A	(12,325,846)	$(105,887,634)	(7,323,097)	$(62,904,471)
Class C	(2,943,535)	(25,388,089)	(3,697,086)	(31,744,506)
Class R6	(71,535)	(613,199)	(12,617)	(108,932)
Class S	(38,920,670)	(337,366,993)	(35,235,358)	(302,308,364)
Institutional Class	(41,120,844)	(352,979,008)	(16,560,495)	(142,118,775)
		$(822,234,923)		$(539,185,048)

Shares issued in tax-free reorganization*
Class A	—	$—	4,244,850	$36,846,585
Class C	—	—	1,352,505	11,726,668
Class R6	—	—	1,284	11,154
Class S	—	—	2,755,737	24,001,273
Institutional Class	—	—	1,635,280	14,209,899
		$—		$86,795,579

Net increase (decrease)
Class A	3,788,725	$33,797,612	8,663,207	$75,232,791
Class T	30	258	33	285
Class C	(2,379,086)	(20,540,829)	(1,201,820)	(10,273,638)
Class R6	15,145	132,113	240,836	2,050,622
Class S	(20,890,059)	(180,647,055)	(893,812)	(6,769,828)
Institutional Class	23,854,524	209,543,924	10,613,768	91,069,606
		$42,286,023		$151,309,838

*	On August 5, 2019, DWS Fixed Income Opportunities Fund was acquired by the Fund through a tax-free reorganization (See Note H).

G. Other — COVID-19 Pandemic

A novel strain of coronavirus (COVID-19) outbreak was declared a pandemic by the World Health Organization on March 11, 2020. The situation is evolving with various cities and countries around the world responding in different ways to address the pandemic. There are direct and indirect economic effects developing for various industries and individual companies throughout the world. The recent pandemic spread of the novel coronavirus and related geopolitical events could lead to increased financial market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments. A prolonged disruption may result in the Fund and its service providers experiencing operational difficulties in

60	|	DWS Short Duration Fund

implementing their business continuity plans. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

H. Acquisition of Assets

On August 5, 2019, the Fund acquired all of the net assets of DWS Fixed Income Opportunities Fund pursuant to a plan of reorganization approved by Board of Directors of DWS Fixed Income Opportunities Fund and the Board of Trustees of DWS Short Duration Fund in May 2019. The acquisition was accomplished by a tax-free exchange of 4,326,088 Class A shares, 1,376,802 Class C shares, 1,309 Class R6 shares, 2,814,548 Class S shares and 1,666,539 Institutional Class shares of DWS Fixed Income Opportunities Fund for 4,244,850 Class A shares, 1,352,505 Class C shares, 1,284 Class R6 shares, 2,755,737 Class S shares and 1,635,280 Institutional Class shares of the Fund, respectively, outstanding on August 5, 2019. DWS Fixed Income Opportunities Fund’s net assets at that date, $86,795,579 including $1,863,437 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $938,347,535. The combined net assets of the Fund immediately following the acquisition were $1,025,143,114.

The financial statements reflect the operations of the Fund for the period prior to the acquisition and the combined fund for the period subsequent to the fund merger. Assuming the acquisition having been completed on October 1, 2018, the Fund’s pro forma results of operations for the year ended September 30, 2019 are as follows:

Net investment income	$27,104,657
Net gain (loss) on investments	$18,883,793
Net increase (decrease) in net assets resulting from operations	$45,988,450

Because the combined investment portfolio has been managed as a single integrated Fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of DWS Fixed Income Opportunities Fund that have been included in the Fund’s Statement of Operations since August 5, 2019.

DWS Short Duration Fund	|	61

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Income Trust and Shareholders of DWS Short Duration Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Short Duration Fund (the “Fund”) (one of the funds constituting Deutsche DWS Income Trust) (the “Trust”), including the investment portfolio, as of September 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Income Trust) at September 30, 2020, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the years ended September 30, 2016, September 30, 2017 and September 30, 2018, were audited by another independent registered public accounting firm whose report, dated November 20, 2018, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of

62	|	DWS Short Duration Fund

material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

November 23, 2020

DWS Short Duration Fund	|	63

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, T, C, S and Institutional class shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2020 to September 30, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

64	|	DWS Short Duration Fund

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2020 (Unaudited)

Actual Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/20	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/20	$1,071.60	$1,070.30	$1,066.40	$1,072.90	$1,071.50	$1,071.60
Expenses Paid per $1,000*	$3.99	$3.99	$7.85	$2.69	$2.69	$2.69

Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/20	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/20	$1,021.15	$1,021.15	$1,017.40	$1,022.40	$1,022.40	$1,022.40
Expenses Paid per $1,000*	$3.89	$3.89	$7.67	$2.63	$2.63	$2.63

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class T	Class C	Class R6	Class S	Institutional Class
DWS Short Duration Fund	.77%	.77%	1.52%	.52%	.52%	.52%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

Tax Information	(Unaudited)

A total of 10% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS Short Duration Fund	|	65

Advisory Agreement Board Considerations

and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Short Duration Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2020.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	DURING THE ENTIRE PROCESS, ALL OF THE FUND’S TRUSTEES WERE INDEPENDENT OF DIMA AND ITS AFFILIATES (THE “INDEPENDENT TRUSTEES”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing

66	|	DWS Short Duration Fund

expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2019, the Fund’s performance (Class A shares) was in the 1st quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2019.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios,

DWS Short Duration Fund	|	67

and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2019). The Board noted that, effective March 1, 2020, the fee paid to DIMA under the Fund’s administrative services agreement was reduced to 0.097%. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2019, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized

68	|	DWS Short Duration Fund

by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

The Board also considered that on September 24, 2020, the SEC granted a temporary order permitting DIMA and its affiliates to continue providing investment advisory and underwriting services to the DWS Funds notwithstanding a consent order entered into by Deutsche Bank AG on June 17, 2020 (the “Consent Order”). The Board noted that the temporary order was granted effective as of the date of the Consent

DWS Short Duration Fund	|	69

Order. The Board also noted various representations by DIMA to the Board relating to the Consent Order, including that the conduct giving rise to the Consent Order (unintentional conduct that resulted from a system outage that prevented Deutsche Bank AG from reporting data in accordance with applicable CFTC requirements for five days in April 2016) did not involve any DWS Fund or services DIMA and its affiliates provide to the DWS Funds, that DIMA and its personnel had no involvement in the alleged conduct giving rise to the Consent Order, and that the DWS Funds would not bear any financial impact or costs relating to the Consent Order.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

70	|	DWS Short Duration Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	73	—

DWS Short Duration Fund	|	71

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International	73	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	73	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	73	Director, Aberdeen Japan Fund (since 2007)

72	|	DWS Short Duration Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	73	—
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020)	73	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	73	—

DWS Short Duration Fund	|	73

Officers[4]
Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present

Managing Director[3], DWS; Secretary, DWS USA Corporation (2018-present); Assistant Secretary, DWS Distributors, Inc.(2018-present); Director and Vice President, DWS Service Company (2018-present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018-present); Director and President, DB Investment Managers, Inc. (2018-present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017-present); formerly: Vice President for the Deutsche funds (2016-2017); Assistant Secretary for the DWS funds (2013-2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013-2020)

Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (Since October 16, 2020); and Episcopalian Charities of New York (2018-present)

John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); Assistant Secretary, DBX ETF Trust (2019–2020); Assistant Secretary (July 14, 2006–December 31, 2010) and Secretary (January 31, 2006–July 13, 2006), The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)

74	|	DWS Short Duration Fund

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director[3], DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC and DBX Strategic Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Michelle Goveia-Pine[6] (1970) Interim Anti-Money Laundering Compliance Officer, since July 10, 2020	Director,[3] DWS; Interim AML Officer, DWS Trust Company (since July 28, 2020); Interim AML Officer, DBX ETF Trust (since July 9, 2020); Interim AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since July 24, 2020)

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: 100 Summer Street, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Short Duration Fund	|	75

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

76	|	DWS Short Duration Fund

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	PPIAX	PPITX	PPLCX	DBPIX	PPILX
CUSIP Number	25155T 627	25155T 288	25155T 593	25155T 585	25155T 577
Fund Number	418	1733	718	822	1422

For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account assets at

https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	PPLZX
CUSIP Number	25155T 452
Fund Number	1634

DWS Short Duration Fund	|	77

Notes

Notes

DSDF-2

(R-024423-10 11/20)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS short duration Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2020	$41,433	$0	$8,565	$0
2019	$41,433	$0	$8,755	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2020	$0	$625,431	$0
2019	$0	$740,482	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2020	$8,565	$625,431	$0	$633,996
2019	$8,755	$740,482	$0	$749,237

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2019 and 2020 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Short Duration Fund, a series of Deutsche DWS Income Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/27/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/27/2020

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	11/27/2020